UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    ________

                                   FORM N-CSR
                                    ________

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-07527

                                  TURNER FUNDS
               (Exact name of registrant as specified in charter)
                                    ________


                         1205 Westlakes Drive, Suite 100
                                Berwyn, PA 19312
               (Address of principal executive offices) (Zip code)

                                  Turner Funds
                                 P.O. Box 219805
                           Kansas City, MO 64121-9805
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-224-6312

                   DATE OF FISCAL YEAR END: SEPTEMBER 30, 2007

                    DATE OF REPORTING PERIOD: MARCH 31, 2007

ITEM 1.   REPORTS TO STOCKHOLDERS.

[TURNER FUNDS LOGO]

--------------------------------------------------------------------------------
                                                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                                                      March 31, 2007 (unaudited)

      Turner Concentrated Growth Fund

      Turner Core Growth Fund

      Turner Emerging Growth Fund

      Turner International Core Growth Fund

      Turner Large Cap Growth Fund

      Turner Large Cap Value Fund

      Turner Midcap Equity Fund

      Turner Midcap Growth Fund

      Turner New Enterprise Fund

      Turner Small Cap Equity Fund

      Turner Small Cap Growth Fund

--------------------------------------------------------------------------------

      CONTENTS

 2    Letter to shareholders

 5    Total returns of Turner Funds

 7    Investment review:
      Turner Concentrated Growth Fund

 8    Investment review:
      Turner Core Growth Fund

 9    Investment review:
      Turner Emerging Growth Fund

10    Investment review:
      Turner International Core Growth Fund

11    Investment review:
      Turner Large Cap Growth Fund

12    Investment review:
      Turner Large Cap Value Fund

13    Investment review:
      Turner Midcap Equity Fund

14    Investment review:
      Turner Midcap Growth Fund

15    Investment review:
      Turner New Enterprise Fund

16    Investment review:
      Turner Small Cap Equity Fund

17    Investment review:
      Turner Small Cap Growth Fund

18    Financial statements

52    Notes to financial statements

59    Board of Trustees considerations in approving the Advisory Agreement

60    Disclosure of fund expenses

TURNER FUNDS

As of March 31, 2007, the Turner Funds offered a series of 11 mutual funds to individual and institutional investors. The minimum initial investment for Institutional Class Shares in a Turner Fund is $250,000 ($25,000 for Turner Large Cap Value Fund) for regular accounts and $100,000 ($10,000 for Turner Large Cap Value Fund) for individual retirement accounts. The minimum initial investment for Investor Class Shares and Retirement Class Shares is $2,500 for regular accounts and $2,000 for individual retirement accounts.

Turner Investment Partners, Inc., based in Berwyn, Pennsylvania, serves as the investment adviser for the Funds (other than the Turner Small Cap Equity Fund and Turner Midcap Equity Fund). Turner Investment Partners, Inc., founded in 1990, invests approximately $23 billion in equity portfolios on behalf of individuals and institutions. Turner Investment Management LLC, a subsidiary of Turner Investment Partners, Inc., serves as the investment adviser for the Turner Small Cap Equity Fund and Turner Midcap Equity Fund.

SHAREHOLDER SERVICES

Turner Funds shareholders receive annual and semiannual reports, quarterly account statements, and a quarterly newsletter. Shareholders who have questions about their accounts may call a toll-free telephone number, 1.800.224.6312, may visit our website, www.turnerinvestments.com, or may write to Turner Funds, P.O. Box 219805, Kansas City, Missouri 64121-9805.

                                         TURNER FUNDS 2007 SEMIANNUAL REPORT | 1

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS

In the six-month period ended March 31, 2007, both the stock market and the 11 Turner funds performed with mixed success -- strong at first, then less so.

Most of the gains by the market and our funds came in the first three months of the period. Investor sentiment was most bullish then, influenced by a sustained halt in the Federal Reserve's campaign of interest-rate hikes, stabilized oil prices (hovering around $60 a barrel), record merger-and-acquisition activity ($3.8 trillion in deals globally for all of 2006, according to Thomson Financial), strength in earnings (a 14.4% increase in S&P 500 companies' profits from the previous year), and continued economic growth.

But as the six-month period progressed, investor sentiment soured slightly, and the market's gains were more modest. Investors fretted that developments such as the housing slump, foreclosures on subprime mortgages, a sudden spurt in oil prices to nearly $66 a barrel, and a lackluster level of capital spending were slowing the economy and corporate profit growth more rapidly than previously thought.

SMALLER AND VALUE STOCKS DO BEST

Altogether, the market's robust and less-robust stints translated into total returns for the six-month period that were ample by historical standards. The S&P 500 Index rose 7.38%; the large-cap Russell 1000 Index, 7.19%; the Russell Midcap Index, 12.38%; and the small-cap Russell 2000 Index, 11.02%. The performance premiums achieved by mid-cap and small-cap stocks over their larger brethren represented a continuation of a trend that's now at least six years old. And in another long-standing trend, the value-investing style trumped the growth-investing style: the broad-based Russell 3000 Value Index outpaced its growth counterpart by 1.93 percentage points.

Value's superior results were reflected in the performance of cyclical stocks that are sensitive to the state of the economy. Value stocks tend to be concentrated in the cyclical sectors, so it wasn't surprising that three cyclical sectors -- materials/processing, energy, and utilities/communication -- generated the highest returns of any sector in the Russell 3000 Index, ranging from 15.47% to 20.12%.

In such a market environment, all 11 of our funds made money and produced good gains in absolute terms. As in the market as a whole, small was better: our funds specializing in smaller stocks climbed highest. In relative terms, however, our funds' performance in the aggregate was only so-so. Of the nine funds with track records longer than one year, five outperformed at least one of their benchmarks. The five outperformers were the Turner Core Growth Fund, the Turner Emerging Growth Fund, the Turner Large Cap Growth Fund, the Turner New Enterprise Fund, and the Turner Small Cap Growth Fund.

NO PAYING UP FOR EARNINGS GROWTH

We attribute the lagging performance of two long-lived growth funds, the Turner Concentrated Growth Fund and the Turner Midcap Growth Fund, mainly to a market bias that prevailed throughout the period: the stocks of companies with middling earnings growth and relatively low price/earnings multiples generally did best. Conversely, the stocks of companies with the strongest earnings and highest multiples -- the kind of stocks that those funds emphasize -- performed less favorably. Corporate earnings have generally been good, so investors were disinclined to pay premium share prices as long as other, lesser-growth companies showed some earnings power.

Also trailing their benchmarks were a "core" fund that invests in both value and growth stocks, the Turner Small Cap Equity Fund, and a value fund, the Turner Large Cap Value Fund. In both cases, the funds' performance was hurt by not owning enough commodity-related cyclical stocks. The rub was that commodity-related cyclical stocks had done so well previously that they had become prohibitively expensive to own, based on the funds' investment criteria. If the market leadership shifts to other sectors (we think it should), we think the Small Cap Equity Fund and the Large Cap Value Fund should do better.

During the period, on January 31, we introduced two new funds, the Turner International Core Growth Fund and the Turner Midcap Equity Fund. The International Core Growth Fund, our first foreign-stock fund, is run by Mark Turner, the lead portfolio manager, and Chris McHugh and me, who serve as comanagers. It invests in non-U.S. stocks with market capitalizations greater than $2 billion. The Midcap Equity Fund, our second core-stock fund, is directed by Steve Gold, the lead portfolio manager, and Tom DiBella. It emphasizes growth and value stocks with medium market capitalizations, as represented by the Russell Midcap Index.

NEWEST FUNDS START POSITIVELY

In their first two months of operations, the two funds got off to a positive start. In a spirit of prudence and modesty, I wouldn't attempt to appraise my own capabilities as a portfolio manager, since I suspect that Jerry Seinfeld may have been onto something when he remarked, "Vanity is the last refuge of incompetents and chief executives -- but I'm being redundant." However, I do believe Mark, Chris, Steve, and Tom are terrific stock pickers, and I can't wait to see what they accomplish with the International Core Growth Fund and the Midcap Equity Fund in the years ahead.

2 | TURNER FUNDS 2007 SEMIANNUAL REPORT

--------------------------------------------------------------------------------
                                                                  March 31, 2007

Below are the specific returns for all of our funds and their benchmarks in the past six months. (Past performance is no guarantee of future results, and the funds' subsequent performance may be lower or higher than the returns shown. Please visit our Web site at WWW.TURNERINVESTMENTS.COM or call 1.800.224.6312 for their latest month-end performance.)

--------------------------------------------------------------------------------
TOTAL RETURNS
Six-month period ended March 31, 2007
TURNER CONCENTRATED GROWTH FUND (TTOPX)                                    6.45%
S&P 500 Index                                                              7.38
NASDAQ 100 Index                                                           7.44
Russell 1000 Growth Index                                                  7.19
TURNER CORE GROWTH FUND,
INSTITUTIONAL CLASS (TTMEX)                                                7.37
S&P 500 Index                                                              7.38
Russell 1000 Growth Index                                                  7.19
TURNER EMERGING GROWTH FUND (TMCGX)                                       12.08
Russell 2000 Growth Index                                                 11.46
TURNER INTERNATIONAL CORE GROWTH FUND (TICGX)                              1.80*
MSCI World Growth ex-U.S. Index                                            4.03*
TURNER LARGE CAP GROWTH FUND,
INSTITUTIONAL CLASS (TSGEX)                                                5.50
Russell Top 200 Growth Index                                               5.46
Russell 1000 Growth Index                                                  7.19
TURNER LARGE CAP VALUE FUND (TLVFX)                                        8.70
Russell 1000 Value Index                                                   9.34
TURNER MIDCAP EQUITY FUND, INVESTOR CLASS (TMCFX)                          1.30*
Russell Midcap Index                                                       0.96*
TURNER MIDCAP GROWTH FUND, INVESTOR CLASS (TMGFX)                          9.16
Russell Midcap Growth Index                                               11.18
TURNER NEW ENTERPRISE FUND (TBTBX)                                         9.11
NASDAQ Composite Index                                                     7.62
TURNER SMALL CAP EQUITY FUND (TSEIX)                                       8.94
Russell 2000 Index                                                        11.02
TURNER SMALL CAP GROWTH FUND (TSCEX)                                      13.99
Russell 2000 Growth Index                                                 11.46
--------------------------------------------------------------------------------

* The return is for the period from the fund's inception, on January 31, 2007, to March 31, 2007.

For more details on the performance of each fund, see the INVESTMENT REVIEW beginning on page 7.

Short-term performance is fine as far as it goes (which isn't far), but as we never tire of repeating, what really matters in stock investing is performance over the LONG RUN. John Maynard Keynes, the fabled British economist, may have had a point when he rather dourly observed about the futility of some forms of long-term thinking, "In the long run we are all dead." Even so, it's hard to deny that the long run is the best standard by which to judge the merit of an investment. By that measure, our funds remain distinctly meritorious. Of the eight funds that have a track record longer than four years, seven of them have outperformed their benchmarks since inception. We may indeed all die in the long run, but in the interim most of us would undoubtedly choose to have our money in mutual funds that have excelled over time rather than in perennial sluggards.

PRICE/EARNINGS RATIOS TO EXPAND?

As for the near-term prospects of the stock market, we believe that 2007 should be a year in which price/earnings ratios expand and stocks in aggregate climb higher. In our estimation, the possibility of higher price/earnings ratios would bode well for high-quality stocks, especially high-quality LARGE-CAP stocks. Our research shows that in every period when price/earnings multiples have increased in the past 20 years, high-quality stocks have outperformed. We think any expansion of P/E ratios -- which would be the first since 2003 -- could help to offset a slackening rate of corporate earnings growth. The S&P 500 Index reported fourth-quarter earnings growth of 11.2%. In contrast, Wall Street analysts are projecting that year-over-year growth in first-quarter earnings will be only 4%. (Investment-research firms like Thomson Financial, estimate the actual figure may be appreciably higher.)

At any rate, we think corporate earnings should indeed slow but pick up in subsequent quarters. Historically, the economic cycle has been the prime driver of a multiple expansion, and we think the economy will keep growing and reaccelerate slightly later in the year, to the benefit of the stock market.

Another thing that the stock market has going for it, paradoxically, is its anemic record in this decade, in the aftermath of the worst bear market in modern times, from 2000 to 2002. Overall, from 2000 to 2006 the S&P 500 Index has gained a mere 1.1% annualized. We think the likelihood is that stocks, in light of their extremely modest showing thus far in the decade, should revert to the mean, i.e., they should gravitate upward toward the long-term average for the remainder of the 2000s. In modern times, the worst decade for stocks was the 1970s, when they returned an annualized 5.9%. For stocks to earn a compound annual return of 5% for this decade (just half the average of 10.4% since 1926), they must average 14.7% a year going forward.

                                         TURNER FUNDS 2007 SEMIANNUAL REPORT | 3

--------------------------------------------------------------------------------
                                                                  March 31, 2007

HOW OUR FUNDS ARE POSITIONED

No matter what course the market may take, our focus in managing our growth funds remains on owning stocks that we think have the strongest earnings prospects. We currently favor shares of companies in the Internet, hotel, brokerage, investment-exchange, natural-gas-utility, managed-care, biotechnology, semiconductor, telecommunications, and wireless industries.

And our core and value funds, as always, are emphasizing stocks of companies that we think have either undervalued assets or strong prospective earnings power. We think select autos/transportation, materials/processing, producer-durables, and technology shares offer above-average return potential, based on those valuation and earnings criteria.

In closing, we reaffirm our commitment to doing our best to produce good long-term performance for the Turner Funds. We look forward to reporting to you again in six months about how we well we in fact met that commitment.

/s/ Bob Turner

Bob Turner

CHAIRMAN AND CHIEF INVESTMENT OFFICER
TURNER INVESTMENT PARTNERS

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE VIEWS EXPRESSED ARE THOSE OF TURNER INVESTMENT PARTNERS AS OF MARCH 31, 2007, AND ARE NOT INTENDED AS A FORECAST OR INVESTMENT RECOMMENDATIONS. THE INDEXES MENTIONED ARE NOT AVAILABLE FOR INVESTMENT.

                               [PICTURE OMITTED]

BOB TURNER

4 | TURNER FUNDS 2007 SEMIANNUAL REPORT

PERFORMANCE
--------------------------------------------------------------------------------

TOTAL RETURNS OF TURNER FUNDS
Through March 31, 2007

CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. PLEASE CALL (800) 224-6312 OR VISIT OUR WEBSITE AT WWW.TURNERINVESTMENTS.COM FOR THE MOST RECENT MONTH-END PERFORMANCE INFORMATION.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND THE PRINCIPAL VALUE AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. RETURNS SHOWN, UNLESS OTHERWISE INDICATED, ARE TOTAL RETURNS, WITH DIVIDENDS AND INCOME REINVESTED. RETURNS SPANNING MORE THAN ONE YEAR ARE ANNUALIZED. FEE WAIVERS ARE IN EFFECT; IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD HAVE BEEN LOWER. THE INDICES MENTIONED ARE UNMANAGED STATISTICAL COMPOSITES OF STOCK MARKET PERFORMANCE. INVESTING IN AN INDEX IS NOT POSSIBLE.

THE HOLDINGS AND SECTOR WEIGHTINGS OF THE FUNDS ARE SUBJECT TO CHANGE. FORWARD EARNINGS PROJECTIONS ARE NOT PREDICTORS OF STOCK PRICE OR INVESTMENT PERFORMANCE, AND DO NOT REPRESENT PAST PERFORMANCE. THERE IS NO GUARANTEE THAT THE FORWARD EARNINGS PROJECTIONS WILL ACCURATELY PREDICT THE ACTUAL EARNINGS EXPERIENCE OF ANY OF THE COMPANIES INVOLVED, AND THERE IS NO GUARANTEE THAT OWNING SECURITIES OF COMPANIES WITH RELATIVELY HIGH PRICE-TO-EARNINGS RATIOS WILL CAUSE THE PORTFOLIO TO OUTPERFORM ITS BENCHMARK OR INDEX.

THE TURNER FUNDS ARE DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION COMPANY, OAKS, PA 19456. THE INVESTOR SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THIS AND OTHER INFORMATION CAN BE FOUND IN THE PROSPECTUS. A FREE PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION, INCLUDING FEES AND EXPENSES, AND THE RISKS ASSOCIATED WITH INVESTING IN THESE FUNDS, CAN BE OBTAINED BY CALLING (800) 224-6312. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                              Year                                                 (Annualized)     Total
                                    Six        to         One       Three       Five       Ten        Since       net assets
Fund name/index                    months     date        year      years      years      years      inception      ($mil)
-----------------------------------------------------------------------------------------------------------------------------
TURNER CONCENTRATED
GROWTH FUND                         6.45%     1.38%     (3.00)%      5.86%      2.62%      N/A         1.88%       $   35.40
S&P 500 Index                       7.38      0.64      11.83       10.06       6.27       n/a         2.07
NASDAQ 100 Index                    7.44      1.01       4.54        7.66       4.39       n/a        (3.07)
Russell 1000 Growth Index           7.19      1.19       7.06        7.01       3.47       n/a        (1.93)
INCEPTION DATE: 6/30/99
-----------------------------------------------------------------------------------------------------------------------------
TURNER CORE GROWTH FUND --
INSTITUTIONAL CLASS SHARES          7.37      1.63       5.03       10.93       6.94       N/A         3.80          137.13
INVESTOR CLASS SHARES**             7.20      1.64       4.76         N/A        N/A       N/A        10.43           26.68
S&P 500 Index                       7.38      0.64      11.83       10.06       6.27       n/a         4.04
Russell 1000 Growth Index           7.19      1.19       7.06        7.01       3.47       n/a         0.58
INCEPTION DATE: 2/28/01
-----------------------------------------------------------------------------------------------------------------------------
TURNER EMERGING GROWTH FUND(1)     12.08      2.94       3.81       14.96      12.84       N/A        27.72           592.33
Russell 2000 Growth Index          11.46      2.48       1.57        9.41       7.88       n/a         3.45
INCEPTION DATE: 2/27/98
-----------------------------------------------------------------------------------------------------------------------------
TURNER INTERNATIONAL CORE
GROWTH FUND                          N/A       N/A        N/A         N/A        N/A       N/A         1.80*            1.01
MSCI World Growth ex-U.S. Index      n/a       n/a        n/a         n/a        n/a       n/a         4.03*
INCEPTION DATE: 1/31/07
-----------------------------------------------------------------------------------------------------------------------------
TURNER LARGE CAP GROWTH FUND
INSTITUTIONAL CLASS SHARES          5.50      1.21       2.38        4.88       3.04       N/A        (7.44)           22.86
INVESTOR CLASS SHARES***             N/A       N/A        N/A         N/A        N/A       N/A        (0.84)*             --
Russell Top 200 Growth Index        5.46     (0.02)      7.09        5.12       1.68       n/a        (6.48)
Russell 1000 Growth Index           7.19      1.19       7.06        7.01       3.47       n/a        (5.09)
INCEPTION DATE: 6/14/00
-----------------------------------------------------------------------------------------------------------------------------
TURNER LARGE CAP VALUE FUND         8.70      2.12      13.15         N/A        N/A       N/A        16.31             0.78
Russell 1000 Value Index            9.34      1.24      16.83         n/a        n/a       n/a        19.74
INCEPTION DATE: 10/10/05
-----------------------------------------------------------------------------------------------------------------------------

                                         TURNER FUNDS 2007 SEMIANNUAL REPORT | 5

--------------------------------------------------------------------------------

                                              Year                                                 (Annualized)      Total
                                    Six        to         One       Three       Five       Ten        Since       net assets
Fund name/index                    months     date        year      years      years      years     inception       ($mil)
-----------------------------------------------------------------------------------------------------------------------------
TURNER MIDCAP EQUITY FUND --
INSTITUTIONAL CLASS SHARES           N/A       N/A        N/A         N/A        N/A       N/A        1.50%*       $      --
INVESTOR CLASS SHARES                N/A       N/A        N/A         N/A        N/A       N/A        1.30*             0.24
Russell Midcap Index                 n/a       n/a        n/a         n/a        n/a       n/a        0.96*
INCEPTION DATE: 1/31/07
-----------------------------------------------------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND(1) --
INVESTOR CLASS SHARES               9.16%     3.25%     (1.41)%      9.92%      7.44%    14.28%      13.44          1,090.70
RETIREMENT CLASS SHARES****         8.94      3.16      (1.87)       9.40       6.92       N/A       10.07              5.40
Russell Midcap Growth Index        11.18      3.96       6.90       12.41       9.45      9.44        8.93
INCEPTION DATE: 10/1/96
-----------------------------------------------------------------------------------------------------------------------------
TURNER NEW ENTERPRISE FUND          9.11      0.44      (5.92)       9.24       9.49       N/A       (5.49)            20.42
NASDAQ Composite Index              7.62      0.44       4.23        7.44       6.22       n/a       (6.56)
INCEPTION DATE: 6/30/00
-----------------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP EQUITY FUND(1)     8.94      2.45      (0.63)       9.72      13.93       N/A       14.99             75.68
Russell 2000 Index                 11.02      1.95       5.91       12.00      10.95       n/a       11.61
INCEPTION DATE: 3/4/02
-----------------------------------------------------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND(1)    13.99      3.72       0.40       10.43       9.04     11.09       14.10            294.02
Russell 2000 Growth Index          11.46      2.48       1.57        9.41       7.88      6.31        6.66
INCEPTION DATE: 2/7/94
-----------------------------------------------------------------------------------------------------------------------------

(1) Investing in technology and science companies and small and mid capitalization companies may subject the Funds to specific inherent risks, including above-average price fluctuations.

*     Returns of less than one year are cumulative and are not annualized.

**    Commenced operations on August 1, 2005.

***   Commenced operations on January 31, 2007.

****  Commenced operations on September 24, 2001.

Amounts designated as "--" are rounded to $0 ($mil).

EXPENSE RATIO+
--------------------------------------------------------------------------------

                                                          Gross          Net
                                                         expense       expense
                                                          ratio         ratio
-------------------------------------------------------------------------------

TURNER CONCENTRATED
GROWTH FUND
Investor Class Shares                                     1.96%         1.59%

TURNER CORE GROWTH FUND
Institutional Class Shares                                1.20%         0.69%
Investor Class Shares                                     1.45%         0.94%

TURNER EMERGING GROWTH FUND
Investor Class Shares                                     1.54%         1.40%

TURNER INTERNATIONAL
CORE GROWTH FUND
Institutional Class Shares                                1.40%         1.10%

TURNER LARGE CAP GROWTH FUND
Institutional Class Shares                                1.16%         0.69%
Investor Class Shares                                     1.41%         0.94%

                                                          Gross          Net
                                                         expense       expense
                                                          ratio         ratio
-------------------------------------------------------------------------------

TURNER LARGE CAP VALUE FUND
Institutional Class Shares                                7.71%         0.69%

TURNER MIDCAP EQUITY FUND
Institutional Class Shares                                1.00%         0.90%
Investor Class Shares                                     1.25%         1.15%

TURNER MIDCAP GROWTH FUND
Investor Class Shares                                     1.28%         1.18%
Retirement Class Shares                                   1.53%         1.43%

TURNER NEW ENTERPRISE FUND
Investor Class Shares                                     2.16%         1.61%

TURNER SMALL CAP EQUITY FUND
Investor Class Shares                                     1.81%         1.45%

TURNER SMALL CAP GROWTH FUND
Investor Class Shares                                     1.55%         1.25%

--------------------------------------------------------------------------------

+ These expense ratios are based on the most recent prospectus and may differ from those shown in the financial highlights.

 6 | TURNER FUNDS 2007 SEMIANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER CONCENTRATED GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

MARCH 31, 2007

o     Ticker symbol TTOPX
o     CUSIP #87252R862
o     Top 5 holdings+++
      (1)   Cameco
      (2)   Monsanto
      (3)   Chicago Mercantile Exchange Holdings, Cl A
      (4)   Gilead Sciences
      (5)   Apple
o     % in 5 largest holdings 20.4%+
o     Number of holdings 29
o     Price/earnings ratio 23.8
o     Weighted average market capitalization $37.44 billion
o     % of holdings with positive earnings surprises 82.7%
o     % of holdings with negative earnings surprises 17.3%
o     Net assets $35 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [X]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE TURNER CONCENTRATED GROWTH FUND:

JUNE 30, 1999-MARCH 31, 2007*

                                  [LINE GRAPH]

Initial Investment Date      6/30/99     SEP. 99     SEP. 00    SEP. 01   SEP. 02    SEP. 03   SEP. 04   SEP. 05   SEP. 06   MAR. 07
---------------------------  -------     -------     -------    -------   -------    -------   -------   -------   -------   -------
Turner Concentrated Growth
  Fund                      $10,000       $13,990    $27,782    $8,223    $5,754     $8,638    $8,310   $10,137    $10,850   $11,550
S&P 500 Index               $10,000       $ 9,376    $10,622    $7,794    $6,197     $7,709    $8,778   $ 9,853    $10,916   $11,722
NASDAQ 100 Index            $10,000       $10,485    $15,553    $5,092    $3,631     $5,696    $6,190   $ 7,044    $ 7,308   $ 7,852
Russell 1000 Growth Index   $10,000       $ 9,633    $11,890    $6,464    $5,009     $6,307    $6,780   $ 7,567    $ 8,024   $ 8,601


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING MARCH 31, 2007)

                                    SIX      ONE     THREE     FIVE     SINCE
                                  MONTHS    YEAR     YEARS    YEARS   INCEPTION
--------------------------------------------------------------------------------
TURNER CONCENTRATED GROWTH FUND    6.45%   (3.00)%    5.86%   2.62%     1.88%
S&P 500 Index                      7.38%   11.83%    10.06%   6.27%     2.07%
NASDAQ 100 Index**                 7.44%    4.54%     7.66%   4.39%    (3.07)%
Russell 1000 Growth Index          7.19%    7.06%     7.01%   3.47%    (1.93)%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                     43.3%
Health care                                                                15.5%
Cash equivalents/short-term investments++                                  12.7%
Financials                                                                  6.9%
Industrials                                                                 5.7%
Energy                                                                      4.5%
Materials                                                                   4.1%
Consumer discretionary                                                      4.0%
Telecommunication services                                                  3.3%

MANAGER'S DISCUSSION AND ANALYSIS

The Turner Concentrated Growth Fund (TTOPX) produced a good absolute return for the six-month period ended March 31: a 6.45% gain. Unfortunately, that gain underperformed the benchmark S&P 500 Index's 7.38% rise by 0.93 percentage points.

Most of the fund's holdings were concentrated in three sectors: financials, health care, and information technology, accounting for 66% of holdings. Of the three sector positions, health care and financials outperformed their corresponding index sectors. Brokerage, securities-exchange, diversified-financial, biotechnology, and managed-care stocks fared best. A 43% position in the information-technology sector, especially semiconductor and wireless-communications stocks, hurt results the most.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Concentrated Growth Fund was June 30, 1999.

** The NASDAQ 100 Index tracks NASDAQ's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale and biotechnology.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

                                         TURNER FUNDS 2007 SEMIANNUAL REPORT | 7

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER CORE GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

MARCH 31, 2007

o     Ticker symbol TTMEX
      Institutional Class Shares
o     CUSIP #900297847
      Institutional Class Shares
o     Top 5 holdings+++
      (1)   General Electric
      (2)   Google, Cl A
      (3)   Procter & Gamble
      (4)   Goldman Sachs Group
      (5)   Cisco Systems
o     % in 5 largest holdings 16.7%+
o     Number of holdings 73
o     Price/earnings ratio 20.5
o     Weighted average market capitalization $62.73 billion
o     % of holdings with positive earnings surprises 78.3%
o     % of holdings with negative earnings surprises 19.9%
o     Net assets $137 million, Institutional Class Shares

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [X]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE
--------------------------------------------------------------------------------
GROWTH OF A $250,000 INVESTMENT IN THE TURNER CORE GROWTH FUND, INSTITUTIONAL CLASS SHARES:

FEBRUARY 28, 2001-MARCH 31, 2007*,**

                                  [LINE GRAPH]

Initial Investment Date    2/28/01   SEP. 01   SEP. 02   SEP. 03  SEP. 04   SEP. 05   SEP. 06  MAR. 07
-------------------------- -------   -------   -------   -------  -------   -------   -------  -------
Turner Core Growth Fund,
  Institutional Class
  Shares                   $250,000  $204,530  $157,263  $201,014 $221,015  $273,263  $292,145 $313,676
S&P 500 Index              $250,000  $211,479  $168,147  $209,158 $238,168  $267,343  $296,190 $318,048
Russell 1000 Growth Index  $250,000  $194,671  $150,851  $189,951 $204,216  $227,906  $241,671 $259,047

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING MARCH 31, 2007)

                                                       SIX       ONE    THREE     FIVE     SINCE
                                                      MONTHS    YEAR    YEARS    YEARS   INCEPTION
--------------------------------------------------------------------------------------------------
TURNER CORE GROWTH FUND, INSTITUTIONAL CLASS SHARES    7.37%    5.03%   10.93%   6.94%    3.80%**
TURNER CORE GROWTH FUND, INVESTOR CLASS SHARES         7.20%    4.76%      --      --    10.43%***
S&P 500 Index                                          7.38%   11.83%   10.06%   6.27%    4.04%**
Russell 1000 Growth Index                              7.19%    7.06%    7.01%   3.47%    0.58%**
--------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                    21.4%
Financials                                                                19.0%
Health care                                                               11.7%
Energy                                                                     9.9%
Industrials                                                                9.6%
Telecommunication services                                                 8.0%
Consumer discretionary                                                     7.6%
Consumer staples                                                           7.3%
Cash equivalents/short-term investments++                                  3.9%
Materials                                                                  1.2%
Utilities                                                                  0.4%

MANAGER'S DISCUSSION AND ANALYSIS

Some good stock selection enhanced the 7.37% gain of the Turner Core Growth Fund, Institutional Class (TTMEX) in the six-month period ended March 31. As a result, the fund's results were nearly flat with that of the S&P 500 Index, but outperformed the Russell 1000 Growth Index's 7.19% return by 0.18 percentage points.

Six of the fund's 10 sector positions beat their index sectors. Telecommunications-services, health-care, and energy stocks, which amounted to a 30% weighting, boosted the fund's results the most. Winners here included wireless-communications, biotechnology, energy-services, and solar-cell stocks. A 29% position in the information-technology and consumer-discretionary sectors was the prime detractor from performance. Semiconductor, data-networking, Internet-equipment, gaming, and Internet-services shares were particularly weak.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. On February 25, 2005, the Constellation TIP Core Growth Fund reorganized into the Turner Core Growth Fund. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

** The inception date of the Turner Core Growth Fund (Institutional Class Shares) was February 28, 2001. Index returns are based on Institutional Class Shares inception date.

*** The inception date of the Turner Core Growth Fund (Investor Class Shares) was August 1, 2005.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

Amounts designated as "--" are not applicable.

8 | TURNER FUNDS 2007 SEMIANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER EMERGING GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

MARCH 31, 2007

o     Ticker symbol TMCGX
o     CUSIP #872524301
o     Top 5 holdings+++
      (1)   iShares Russell 2000 Growth Index Fund
      (2)   Bucyrus International, Cl A
      (3)   Terra Industries
      (4)   RTI International Metals
      (5)   Hologic
o     % in 5 largest holdings 8.1%+
o     Number of holdings 111
o     Price/earnings ratio 18.5
o     Weighted average market capitalization $1.03 billion
o     % of holdings with positive earnings surprises 75.4%
o     % of holdings with negative earnings surprises 23.3%
o     Net assets $592 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [X]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE TURNER EMERGING GROWTH FUND:

FEBRUARY 27, 1998-MARCH 31, 2007*

                                  [LINE GRAPH]

Initial Investment Date      2/27/98   SEP. 98   SEP. 99   SEP. 00   SEP. 01   SEP. 02  SEP. 03  SEP. 04  SEP. 05  SEP. 06   Mar. 07
---------------------------  -------   -------   -------   -------   -------   -------  -------  -------  -------  -------   -------
Turner Emerging Growth
  Fund                      $10,000    $9,882   $21,093   $48,308    $38,535   $38,489  $49,709  $61,410  $78,544  $82,432   $92,389
Russell 2000 Growth Index   $10,000    $7,625   $10,113   $13,113    $ 7,528   $ 6,161  $ 8,731  $ 9,772  $11,528  $12,206   $13,605

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING MARCH 31, 2007)

                                    SIX      ONE    THREE     FIVE      SINCE
                                  MONTHS    YEAR    YEARS     YEARS   INCEPTION
--------------------------------------------------------------------------------
TURNER EMERGING GROWTH FUND       12.08%   3.81%    14.96%   12.84%     27.72%
Russell 2000 Growth Index         11.46%   1.57%     9.41%    7.88%      3.45%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Cash equivalents/short-term investments++                                38.2%
Industrials                                                              13.9%
Health care                                                               9.7%
Information technology                                                    9.5%
Financials                                                                9.5%
Energy                                                                    6.6%
Consumer discretionary                                                    6.3%
Materials                                                                 4.1%
Consumer staples                                                          1.1%
Telecommunication services                                                1.0%
Utilities                                                                 0.1%

MANAGER'S DISCUSSION AND ANALYSIS

The six months ended March 31 were a good period of performance for small-cap stocks. The Turner Emerging Growth Fund (TMCGX) produced a good absolute and relative return, a 12.08% gain, which beat its benchmark, the Russell 2000 Growth Index. The fund's margin of outperformance versus the index's 11.46% return amounted to 0.62 percentage points.

Seven of the fund's 10 sector positions outperformed their corresponding index sectors. Health-care and materials holdings, a 14% weighting in aggregate, contributed the most to performance. Biotechnology, managed-care, diagnostic-services, and metals stocks were especially strong. The primary detractor from performance was the fund's consumer-discretionary holdings, a 6% weighting. Underperformers here included gaming and outsourcing-services stocks.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Emerging Growth Fund was February 27, 1998.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

                                         TURNER FUNDS 2007 SEMIANNUAL REPORT | 9

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER INTERNATIONAL CORE GROWTH FUND

--------------------------------------------------------------------------------

FUND PROFILE

MARCH 31, 2007

o     Ticker symbol TICGX
o     CUSIP #900297771
o     Top 5 holdings++
      (1)   Mitsubishi Estate
      (2)   Kubota
      (3)   Deutsche Boerse
      (4)   Rolls-Royce Group
      (5)   Allied Irish Banks
o     % in 5 largest holdings 12.3%+
o     Number of holdings 63
o     Price/earnings ratio 18.9
o     Weighted average market capitalization $36.94 billion
o     % of holdings with positive earnings surprises 57.5%
o     % of holdings with negative earnings surprises 37.0%
o     Net assets $1 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [X]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $250,000 INVESTMENT IN THE TURNER INTERNATIONAL CORE GROWTH FUND:

JANUARY 31, 2007-MARCH 31, 2007*

                                  [LINE GRAPH]


Initial Investment Date                  1/31/07    FEB. 07    MAR. 07
---------------------------------------  -------    -------    -------
Turner International Core Growth Fund    $250,000   $247,750   $254,489
MSCI World Growth ex-U.S. Index          $250,000   $251,975   $260,089


--------------------------------------------------------------------------------
AVERAGE CUMULATIVE TOTAL RETURNS (PERIOD ENDING MARCH 31, 2007)

                                                                         SINCE
                                                                       INCEPTION
--------------------------------------------------------------------------------
TURNER INTERNATIONAL CORE GROWTH FUND                                   1.80%**
MSCI World Growth ex-U.S. Index                                         4.03%**
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Financials                                                               17.0%
Consumer staples                                                         13.2%
Industrials                                                              12.9%
Consumer discretionary                                                   12.1%
Materials                                                                12.1%
Information technology                                                    9.1%
Health care                                                               7.9%
Energy                                                                    6.6%
Utilities                                                                 3.7%
Telecommunication services                                                3.0%
Cash equivalents                                                          2.4%

MANAGER'S DISCUSSION AND ANALYSIS

In its first two months of operations, the Turner International Core Growth Fund (TICGX) generated a gain, 1.80%, which trailed the MSCI World Growth ex-U.S. Index's 4.03% return by 2.23 percentage points.

Two relatively small sector positions, out of a total of 10, outperformed their corresponding index sectors: industrials and telecommunications-services, which totaled a 16% weighting. Diversified-industrial, natural-gas-utility, and telecommunications stocks performed best. Conversely, financials shares, which constituted 17% of the portfolio, impaired performance the most. Brokerage, securities-exchange, and insurance stocks produced losses.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner International Core Growth Fund was January 31, 2007.

**    Cumulative return, not annualized.

+     Percentages based on total investments.

++ Cash equivalents are not being considered a holding for top 5 holdings, but are counted in number of holdings.

10 | TURNER FUNDS 2007 SEMIANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

MARCH 31, 2007

o     Ticker symbol TSGEX
      Institutional Class Shares
o     CUSIP #87252R839
      Institutional Class Shares
o     Top 5 holdings++
      (1)   General Electric
      (2)   Cisco Systems
      (3)   Google, Cl A
      (4)   PepsiCo
      (5)   Gilead Sciences
o     % in 5 largest holdings 22.0%+
o     Number of holdings 48
o     Price/earnings ratio 20.7
o     Weighted average market capitalization $79.25 billion
o     % of holdings with positive earnings surprises 87.9%
o     % of holdings with negative earnings surprises 12.1%
o     Net assets $23 million, Institutional Class Shares

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [X]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $250,000 INVESTMENT IN THE TURNER LARGE CAP GROWTH FUND, INSTITUTIONAL CLASS SHARES:

JUNE 14, 2000-MARCH 31, 2007*,**

                                  [LINE GRAPH]

Initial Investment Date            6/14/00   SEP. 00   SEP. 01   SEP. 02   SEP. 03  SEP. 04   SEP. 05   SEP. 06   MAR. 07
                                   -------  --------  --------  --------  --------  --------  --------  --------  --------
Turner Large Cap Growth Fund,
  Institutional Class Shares      $250,000  $245,248  $117,498  $ 87,501  $115,510  $120,870  $135,483  $140,089  $147,794
Russell Top 200 Growth Index      $250,000  $238,641  $132,947  $101,319  $124,440  $131,819  $142,075  $150,315  $158,522
Russell 1000 Growth Index         $250,000  $242,266  $131,696  $102,051  $128,503  $138,153  $154,179  $163,491  $175,246

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING MARCH 31, 2007)

                                                              SIX      ONE    THREE     FIVE       SINCE
                                                            MONTHS    YEAR    YEARS    YEARS     INCEPTION
----------------------------------------------------------------------------------------------------------
TURNER LARGE CAP GROWTH FUND, INSTITUTIONAL CLASS SHARES     5.50%    2.38%    4.88%    3.04%   (7.44)%**
TURNER LARGE CAP GROWTH FUND, INVESTOR CLASS SHARES            --       --       --        --   (0.84)%***
Russell Top 200 Growth Index                                 5.46%    7.09%    5.12%    1.68%   (6.48)%**
Russell 1000 Growth Index                                    7.19%    7.06%    7.01%    3.47%   (5.09)%**
----------------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                    33.4%
Health care                                                               18.9%
Consumer discretionary                                                    11.3%
Consumer staples                                                           9.3%
Financials                                                                 9.0%
Industrials                                                                8.3%
Telecommunication services                                                 3.9%
Energy                                                                     3.3%
Materials                                                                  1.4%
Cash equivalents                                                           1.2%

MANAGER'S DISCUSSION AND ANALYSIS

Good performance in most market sectors helped the Turner Large Cap Growth Fund, Institutional Class (TSGEX) to reap a 5.50% gain in the six-month period ended March 31. That return outperformed the Russell Top 200 Growth Index's 5.46% rise by 0.04 percentage points.

The fund's consumer-discretionary, industrials, and telecommunications-services positions, representing 24% of the portfolio, added the most value to results. Luxury-goods, media, semiconductor-capital-equipment, and telecommunications stocks did especially well. Altogether, seven of the fund's nine sector positions outperformed the index sectors. Consumer-staples stocks, a 9% weighting, detracted from results the most; tobacco, prescription-services, and household-products stocks performed below par.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

** The inception date of the Turner Large Cap Growth Fund (Institutional Class Shares) was June 14, 2000. Index returns are based on Institutional Class Shares inception date.

*** The inception date of the Turner Large Cap Growth Fund (Investor Class Shares) was January 31, 2007. Cumulative return, not annualized.

+     Percentages based on total investments.

++ Cash equivalents are not being considered a holding for top 5 holdings, but are counted in number of holdings.

Amounts designated as "--" are not applicable.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 11

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER LARGE CAP VALUE FUND

--------------------------------------------------------------------------------
FUND PROFILE

MARCH 31, 2007

o     Ticker symbol TLVFX
o     CUSIP #900297821
o     Top 5 holdings++
      (1)   Exxon Mobil
      (2)   AT&T
      (3)   Chevron
      (4)   Bank of America
      (5)   General Electric
o     % in 5 largest holdings 18.5%+
o     Number of holdings 80
o     Price/earnings ratio 14.2
o     Weighted average market capitalization $96.19 billion
o     % of holdings with positive earnings surprises 86.5%
o     % of holdings with negative earnings surprises 13.5%
o     Net assets $0.8 million

                                     [CHART]

MARKET CAPITALIZATION   [X]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $25,000 INVESTMENT IN THE TURNER LARGE CAP VALUE FUND:

OCTOBER 10, 2005-MARCH 31, 2007*

                                  [LINE GRAPH]

Initial Investment Date         10/10/05  OCT. 05  NOV. 05  DEC. 05  JAN. 06  FEB. 06  MAR. 06  APR 06   MAY. 06  JUN. 06  JUL. 06
                                --------  -------  -------  -------  -------  -------  -------  ------   -------  -------  -------
Turner Large Cap Value Fund     $25,000   $24,950  $25,975  $26,069  $26,997  $27,124  $27,601  $28,305  $27,377  $27,527  $27,979
Russell 1000 Value Index        $25,000   $25,340  $26,169  $26,328  $27,350  $27,517  $27,888  $28,596  $27,873  $28,051  $28,733


Initial Investment Date           AUG. 06  SEP. 06  OCT. 06  NOV. 06  DEC. 07  JAN. 07  FEB. 07 MAR. 07
                                  -------  -------  -------  -------  -------  -------  ------- -------
Turner Large Cap Value Fund       $28,331  $28,734  $29,688  $30,088  $30,585  $31,050  $30,453 $31,230
Russell 1000 Value Index          $29,213  $29,794  $30,768  $31,470  $32,175  $32,587  $32,078 $32,576





--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING MARCH 31, 2007)

                                              SIX           ONE         SINCE
                                             MONTHS         YEAR      INCEPTION
--------------------------------------------------------------------------------
TURNER LARGE CAP VALUE FUND                   8.70%        13.15%       16.31%
Russell 1000 Value Index                      9.34%        16.83%       19.74%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Financials                                                                27.7%
Energy                                                                    13.1%
Industrials                                                               10.9%
Utilities                                                                  8.2%
Information technology                                                     8.0%
Health care                                                                7.3%
Consumer discretionary                                                     7.2%
Telecommunication services                                                 6.6%
Consumer staples                                                           6.6%
Materials                                                                  3.5%
Cash equivalents                                                           0.9%

MANAGER'S DISCUSSION AND ANALYSIS

In the six-month period ended March 31, the Turner Large Cap Value Fund (TLVFX) gained 8.70%. That return trailed the Russell 1000 Value Index's 9.34% advance by 0.64 percentage points.

The fund is invested in large-cap value stocks that rank highly in a proprietary quantitative model. Materials and telecommunications-services stocks, a 10% weighting, enhanced performance to the greatest degree. Winners here included metals, mining, natural-gas, and wireless-communications shares. Five of the fund's 10 sector positions beat their corresponding index sectors. Hurting results the most were information-technology and energy stocks, which represented 21% of the portfolio. Materials stocks produced the highest return, 58%.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Large Cap Value Fund was October 10, 2005.

+     Percentages based on total investments.

++ Cash equivalents are not being considered a holding for top 5 holdings, but are counted in number of holdings.

12 | TURNER FUNDS 2007 SEMIANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER MIDCAP EQUITY FUND

--------------------------------------------------------------------------------
FUND PROFILE

MARCH 31, 2007

o     Ticker symbol TMCFX,
      Investor Class Shares
o     CUSIP #900297797,
      Investor Class Shares
o     Top 5 holdings++
      (1)   Precision Castparts
      (2)   Leap Wireless International
      (3)   NII Holdings
      (4)   Brink's
      (5)   Covanta Holding
o     % in 5 largest holdings 9.7%+
o     Number of holdings 74
o     Price/earnings ratio 18.5
o     Weighted average market capitalization $4.91 billion
o     % of holdings with positive earnings surprises 79.1%
o     % of holdings with negative earnings surprises 20.9%
o     Net assets $0.2 million, Investor Class Shares

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [X]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE TURNER MIDCAP EQUITY FUND, INVESTOR CLASS
SHARES:

JANUARY 31, 2007-MARCH 31, 2007*

                                  [LINE GRAPH]


Initial Investment Date                     01/31/07     FEB. 07     MAR. 07
------------------------------------------  --------     -------     -------
Turner Midcap Equity Fund, Investor Class
  Shares                                   $10,000      $ 9,970     $10,130
Russell Mid-Cap Index                      $10,000      $10,016     $10,096


--------------------------------------------------------------------------------
AVERAGE CUMULATIVE TOTAL RETURNS (PERIOD ENDING MARCH 31, 2007)

                                                                       SINCE
                                                                     INCEPTION
--------------------------------------------------------------------------------
TURNER MIDCAP EQUITY FUND, INSTITUTIONAL CLASS SHARES                 1.50%**
TURNER MIDCAP EQUITY FUND, INVESTOR CLASS SHARES                      1.30%**
Russell Midcap Index                                                  0.96%**
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Industrials                                                               17.5%
Consumer discretionary                                                    17.2%
Financials                                                                16.5%
Information technology                                                    12.8%
Health care                                                                6.7%
Materials                                                                  6.2%
Telecommunication services                                                 5.5%
Utilities                                                                  5.4%
Energy                                                                     5.1%
Consumer staples                                                           4.3%
Cash equivalents                                                           2.8%

MANAGER'S DISCUSSION AND ANALYSIS

The Turner Midcap Equity Fund, Investor Class (TMCFX) achieved a gain, 1.30%, in its first two months of operation. That return outperformed the fund's benchmark, the Russell Midcap Index, by 0.34 percentage points.

Good relative returns in the consumer-discretionary, materials, and industrials sectors, a 41% weighting, added the most value to the fund's results. Discount-store, prison-services, high-end retailing, apparel, industrial-parts, specialty-chemical, metals, engineered-products, and communications-equipment stocks were notable contributors. Altogether, seven of 10 sector positions outperformed their corresponding index sectors. A 6% position in telecommunications-services stocks, especially in the wireless-communication and natural-gas-utility industries, detracted most from performance.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Midcap Equity Fund was January 31, 2007. Performance of the Institutional and Investor Class Shares will differ due to differences in fees.

**    Cumulative return, not annualized.

+     Percentages based on total investments.

++ Cash equivalents are not being considered a holding for top 5 holdings, but are counted in number of holdings.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 13

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER MIDCAP GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

MARCH 31, 2007

o     Ticker symbol TMGFX,
      Investor Class Shares
o     CUSIP #900297409,
      Investor Class Shares
o     Top 5 holdings+++
      (1)   NII Holdings
      (2)   International Game Technology
      (3)   Celgene
      (4)   T. Rowe Price Group
      (5)   Coach
o     % in 5 largest holdings 9.6%+
o     Number of holdings 96
o     Price/earnings ratio 23.7
o     Weighted average market capitalization $8.54 billion
o     % of holdings with positive earnings surprises 78.2%
o     % of holdings with negative earnings surprises 20.7%
o     Net assets $1 billion, Investor Class Shares

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [X]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE TURNER MIDCAP GROWTH FUND, INVESTOR CLASS
SHARES:

OCTOBER 1, 1996-MARCH 31, 2007*,**

                                  [LINE GRAPH]

Initial Investment Date     10/1/96  SEP. 97  SEP. 98  SEP. 99  SEP. 00  SEP. 01  SEP. 02  SEP. 03  SEP. 04  SEP. 05 SEP. 06 MAR. 07
-----------------------     -------  -------  -------  -------  -------  -------  -------  -------  -------  ------- ------- ------
Turner Mid Cap Growth Fund,
  Investor Class Shares     $10,000  $14,377  $14,555  $26,792  $52,874  $21,678  $17,169  $24,346  $26,152  $32,881 $34,427 $37,580
Russell Midcap Growth Index $10,000  $13,029  $11,808  $16,199  $25,978  $12,529  $10,587  $14,705  $16,716  $20,641 $22,092 $24,562



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING MARCH 31, 2007)

                                                       SIX        ONE     THREE     FIVE    TEN      SINCE
                                                      MONTHS     YEAR     YEARS    YEARS   YEARS    INCEPTION
-------------------------------------------------------------------------------------------------------------
TURNER MIDCAP GROWTH FUND, INVESTOR CLASS SHARES        9.16%   (1.41)%    9.92%   7.44%   14.28%   13.44%**
TURNER MIDCAP GROWTH FUND, RETIREMENT CLASS SHARES      8.94%   (1.87)%    9.40%   6.92%      --    10.07%***
Russell Midcap Growth Index                            11.18%    6.90%    12.41%   9.45%    9.44%    8.93%**
-------------------------------------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                  21.6%
Consumer discretionary                                                  15.3%
Health care                                                             13.3%
Cash equivalents/short-term investments++                               13.3%
Industrials                                                             10.4%
Financials                                                               8.1%
Telecommunication services                                               6.0%
Energy                                                                   5.5%
Consumer staples                                                         3.3%
Materials                                                                3.2%

MANAGER'S DISCUSSION AND ANALYSIS

The Turner Midcap Growth Fund, Investor Class (TMGFX) benefited from the strong performance of mid- cap growth stocks in the six-month period ended March 31. The Russell Midcap Growth Index advanced 11.18%, a return superior to that of large-cap growth indexes. For its part, the fund gained 9.16%, underperforming its benchmark by 2.02 percentage points.

Good relative returns in the consumer-discretionary sector, a 15% weighting, added the most value to the fund's results. Apparel, luxury-goods, video-gaming, and media stocks were notable contributors. Altogether, five of nine sector positions outperformed their corresponding index sectors. A 22% position in information-technology stocks, especially in the wireless- equipment, digital-networking, and semiconductor industries, detracted most from the fund's results.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. Performance of the Investor and Retirement Class Shares will differ due to differences in fees.

** The inception date of the Turner Midcap Growth Fund (Investor Class Shares) was October 1, 1996. Index returns are based on Investor Class Shares inception date.

*** The inception date of the Turner Midcap Growth Fund (Retirement Class Shares) was September 24, 2001.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

Amounts designated as "--" are not applicable.

14 | TURNER FUNDS 2007 SEMIANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER NEW ENTERPRISE FUND

--------------------------------------------------------------------------------
FUND PROFILE

MARCH 31, 2007

o     Ticker symbol TBTBX
o     CUSIP #87252R797
o     Top 5 holdings+++
      (1)   Akamai Technologies
      (2)   NII Holdings
      (3)   Google, Cl A
      (4)   Apple
      (5)   F5 Networks
o     % in 5 largest holdings 17.9%+
o     Number of holdings 36
o     Price/earnings ratio 30.4
o     Weighted average market capitalization $19.29 billion
o     % of holdings with positive earnings surprises 80.8%
o     % of holdings with negative earnings surprises 19.2%
o     Net assets $20 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [X]
                        [ ]     [ ]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE TURNER NEW ENTERPRISE FUND:

JUNE 30, 2000-MARCH 31, 2007*

                                  [LINE GRAPH]

Initial Investment Date             6/30/00    SEP. 00    SEP. 01    SEP. 02    SEP. 03    SEP. 04    SEP. 05    SEP. 06    MAR. 07
--------------------------------    -------    -------    -------    -------    -------    -------    -------    -------    ------
Turner New Enterprise Fund          $10,000    $12,520    $3,290     $2,270     $4,340     $4,521     $5,861     $6,261     $6,832
NASDAQ Composite Index              $10,000    $ 9,264    $3,792     $2,976     $4,556     $4,862     $5,552     $5,875     $6,323

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING MARCH 31, 2007)

                                    SIX     ONE      THREE    FIVE       SINCE
                                  MONTHS    YEAR     YEARS    YEARS    INCEPTION
--------------------------------------------------------------------------------
TURNER NEW ENTERPRISE FUND         9.11%   (5.92)%    9.24%    9.49%    (5.49)%
NASDAQ Composite Index             7.62%    4.23%     7.44%    6.22%    (6.56)%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                     37.1%
Cash equivalents/short-term investments++                                  28.9%
Telecommunication services                                                  9.9%
Health care                                                                 9.6%
Consumer discretionary                                                      6.6%
Financials                                                                  4.0%
Materials                                                                   3.9%

MANAGER'S DISCUSSION AND ANALYSIS

Gains in three sectors -- health care, materials, and telecommunications services -- drove the Turner New Enterprise Fund (TBTBX) to a 9.11% gain in the six months ended March 31. The fund outperformed the NASDAQ Composite Index's 7.62% result by 1.49 percentage points.

Stocks in the three sectors accounted for 23% of the fund's holdings; the health-care holdings gained 6% (versus a 4% gain for the index sector), the materials holdings rose 18% (compared with a 12% gain for the index sector), and the telecommunications-services holdings climbed 20% (versus 12% for the index sector). Diminishing performance was a 7% position in consumer-discretionary stocks, which rose 4%, compared with 13% for the index sector. Internet, gaming, and business-services stocks were largely responsible for the shortfall.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner New Enterprise Fund was June 30, 2000.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financials for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 15

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER SMALL CAP EQUITY FUND

--------------------------------------------------------------------------------
FUND PROFILE

MARCH 31, 2007

o     Ticker symbol TSEIX
o     CUSIP #87252R714
o     Top 5 holdings+++
      (1)   ON Semiconductor
      (2)   Analogic
      (3)   GFI Group
      (4)   Washington Group International
      (5)   MKS Instruments
o     % in 5 largest holdings 8.3%+
o     Number of holdings 102
o     Price/earnings ratio 19.7
o     Weighted average market capitalization $1.49 billion
o     % of holdings with positive earnings surprises 69.0%
o     % of holdings with negative earnings surprises 29.6%
o     Net assets $76 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [X]     [ ]

            VALUE <---> GROWTH
             INVESTMENT STYLE

--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE TURNER SMALL CAP EQUITY FUND:

MARCH 4, 2002-MARCH 31, 2007*

                                  [LINE GRAPH]

Initial Investment Date                  3/4/02     SEP 02     SEP 03    SEP 04     SEP 05     SEP 06    MAR. 07
------------------------------------     ------     ------     ------    ------     ------     ------    -------
Turner Small Cap Equity Fund             $10,000    $9,299    $12,278    $15,317    $17,671    $18,639   $20,306
Russell 2000 Index                       $10,000    $7,485    $10,217    $12,134    $14,313    $15,732   $17,466

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING MARCH 31, 2007)

                                   SIX     ONE      THREE      FIVE      SINCE
                                 MONTHS    YEAR     YEARS     YEARS    INCEPTION
--------------------------------------------------------------------------------
TURNER SMALL CAP EQUITY FUND      8.94%   (0.63)%    9.72%    13.93%    14.99%
Russell 2000 Index               11.02%    5.91%    12.00%    10.95%    11.61%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Information technology                                                     22.1%
Financials                                                                 18.3%
Consumer discretionary                                                     16.9%
Health care                                                                10.1%
Industrials                                                                 8.3%
Materials                                                                   6.8%
Cash equivalents/short-term investments++                                   6.6%
Energy                                                                      4.1%
Consumer staples                                                            3.3%
Utilities                                                                   2.1%
Telecommunication services                                                  1.4%

MANAGER'S DISCUSSION AND ANALYSIS

The Turner Small Cap Equity Fund (TSEIX) gained 8.94% in the six-month period ended March 31. That return lagged the Russell 2000 Index's 11.02% advance by
2.08 percentage points.

The fund is invested in both growth and value stocks, and both growth and value stocks contributed extra return. Three of the fund's 10 sector positions beat their corresponding index sectors. The greatest degree of outperformance was supplied by consumer-discretionary, energy, and industrials stocks, which represented 29% of the portfolio. Winners included Internet, consulting, restaurant, automotive-parts, resort, energy-services, petroleum-exploration, security-equipment, and industrial-controls shares. Consumer-staples stocks produced the highest absolute return, 23%. A 22% position in information-technology stocks hurt results the most; data-networking, digital-piracy, and computer-graphics holdings performed poorly.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Small Cap Equity Fund was March 4, 2002.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

16 | TURNER FUNDS 2007 SEMIANNUAL REPORT

INVESTMENT REVIEW
--------------------------------------------------------------------------------

TURNER SMALL CAP GROWTH FUND

--------------------------------------------------------------------------------
FUND PROFILE

MARCH 31, 2007

o     Ticker symbol TSCEX
o     CUSIP #900297300
o     Top 5 holdings+++
      (1)   Varian Semiconductor Equipment Associates
      (2)   Psychiatric Solutions
      (3)   Phillips-Van Heusen
      (4)   Tessera Technologies
      (5)   Polycom
o     % in 5 largest holdings 4.7%+
o     Number of holdings 115
o     Price/earnings ratio 22.3
o     Weighted average market capitalization $1.63 billion
o     % of holdings with positive earnings surprises 80.5%
o     % of holdings with negative earnings surprises 16.3%
o     Net assets $294 million

                                     [CHART]

MARKET CAPITALIZATION   [ ]     [ ]     [ ]
SMALL   <--->   LARGE   [ ]     [ ]     [ ]
                        [ ]     [ ]     [X]

            VALUE <---> GROWTH
             INVESTMENT STYLE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT IN THE TURNER SMALL CAP GROWTH FUND:

SEPTEMBER 30, 1996-MARCH 31, 2007*

                                  [LINE GRAPH]

Initial Investment Date    9/30/96  SEP. 97 SEP. 98  SEP. 99  SEP. 00  SEP. 01  SEP. 02  SEP. 03  SEP. 04  SEP. 05  SEP 06   MAR. 07
-------------------------- -------  ------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
Turner Small Cap Growth
  Fund                     $10,000 $11,664  $9,693   $15,425  $24,074  $12,083  $9,744   $14,576  $16,468  $19,055  $20,206  $23,033
Russell 2000 Growth Index  $10,000 $12,335  $9,272   $12,298  $15,945  $ 9,154  $7,492   $10,617  $11,883  $14,018  $14,843  $16,544

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (PERIODS ENDING MARCH 31, 2007)

                                SIX      ONE   THREE    FIVE    TEN      SINCE
                               MONTHS   YEAR   YEARS   YEARS   YEARS   INCEPTION
--------------------------------------------------------------------------------
TURNER SMALL CAP GROWTH FUND    13.99%  0.40%  10.43%   9.04%  11.09%   14.10%
Russell 2000 Growth Index       11.46%  1.57%   9.41%   7.88%   6.31%    6.66%
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS+:

                                   [BAR CHART]

Cash equivalents/short-term investments++                                  39.7%
Information technology                                                     15.8%
Health care                                                                11.3%
Consumer discretionary                                                      9.0%
Industrials                                                                 8.2%
Financials                                                                  6.3%
Materials                                                                   3.9%
Energy                                                                      3.1%
Telecommunication services                                                  1.7%
Consumer staples                                                            1.0%

MANAGER'S DISCUSSION AND ANALYSIS

The Turner Small Cap Growth Fund (TSCEX) capitalized fully on the strength in small-cap stocks in the six-month period ended March 31. The fund gained 13.99%, beating the Russell 2000 Growth Index's 11.46% rise by 2.53 percentage points.

Five of the fund's nine sector positions beat their index-sector counterparts. The fund's materials, consumer-discretionary, and health-care stocks, a 24% weighting, performed best in relative terms, recording gains that provided substantial margins of outperformance over their index counterparts. Winners included metals, mining, apparel, consulting, prison-services, business-services, managed-care, biotechnology, and medical-equipment stocks. A 1% position in consumer-staples stocks, particularly grocery and food-processing shares, were a drag on performance.

--------------------------------------------------------------------------------

* These figures represent past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost. The performance in the above graph and table does not reflect the deduction of taxes the shareholder will pay on fund distributions or the redemptions of fund shares. The inception date of the Turner Small Cap Growth Fund was February 7, 1994.

+     Percentages based on total investments.

++ Cash equivalents include short-term investments held as collateral for securities lending activity. Please see Note 10 in Notes to Financial Statements for more detailed information.

+++ Cash equivalents and short-term investments are not being considered a holding for top 5 holdings, but are counted in number of holdings.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 17

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER CONCENTRATED GROWTH FUND
March 31, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.4%+
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--4.5%
--------------------------------------------------------------------------------
Guess?                                                     13,200   $       535
International Game Technology                              26,550         1,072
                                                                    ------------
Total Consumer discretionary                                              1,607
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--5.2%
--------------------------------------------------------------------------------
Cameco                                                     44,520         1,823
                                                                    ------------
Total Energy                                                              1,823
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--7.8%
--------------------------------------------------------------------------------
Chicago Mercantile Exchange
   Holdings, Cl A                                           3,040         1,618
Goldman Sachs Group                                         5,570         1,151
                                                                    ------------
Total Financials                                                          2,769
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--17.6%
--------------------------------------------------------------------------------
Allergan                                                   12,440         1,379
Cephalon*                                                  15,060         1,072
Gilead Sciences*                                           20,860         1,596
Intuitive Surgical*                                         8,990         1,093
Thermo Fisher Scientific*                                  23,540         1,100
                                                                    ------------
Total Health care                                                         6,240
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--6.6%
--------------------------------------------------------------------------------
ABB ADR #                                                  65,340         1,122
Deere                                                      10,980         1,193
                                                                    ------------
Total Industrials                                                         2,315
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--49.4%
--------------------------------------------------------------------------------
Akamai Technologies*                                       20,640         1,030
Apple*                                                     16,780         1,559
Broadcom, Cl A* #                                          40,820         1,309
Cisco Systems*                                             56,800         1,450
Corning*                                                   61,800         1,405
Dell*                                                      66,680         1,548
F5 Networks* #                                              9,570           638
Google, Cl A*                                               3,140         1,439
Kla-Tencor                                                 27,160         1,448
Qualcomm                                                   24,780         1,057
Salesforce.com* #                                          26,100         1,117
SanDisk*                                                   22,620           991

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Sun Microsystems*                                         225,750   $     1,357
Texas Instruments                                          37,230         1,121
                                                                    ------------
Total Information technology                                             17,469
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--4.6%
--------------------------------------------------------------------------------
Monsanto                                                   29,700         1,632
                                                                    ------------
Total Materials                                                           1,632
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.7%
--------------------------------------------------------------------------------
NII Holdings* #                                            17,750         1,317
                                                                    ------------
Total Telecommunication services                                          1,317
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $29,844)                                                        35,172
================================================================================

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--14.5%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                               5,135,500         5,136
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
   AS COLLATERAL FOR LOANED SECURITIES
   (COST $5,136)                                                          5,136
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--113.9%
   (COST $34,980)                                                   $    40,308
================================================================================

Percentages are based on Net Assets of $35,400.**

  *   Non-income producing security

 **   This number has been rounded to the nearest thousand.

  + More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  # Security fully or partially on loan at March 31, 2007. The total value of securities on loan at March 31, 2007, was $4,982,516.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

18 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER CORE GROWTH FUND
March 31, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--97.5%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.7%
--------------------------------------------------------------------------------
Coach*                                                     39,120   $     1,958
Harman International Industries                            15,420         1,482
International Game Technology                              47,770         1,929
Las Vegas Sands*                                           20,060         1,737
News, Cl A                                                104,530         2,417
Polo Ralph Lauren                                          15,670         1,381
Starbucks*                                                 55,340         1,735
                                                                    ------------
Total Consumer discretionary                                             12,639
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--7.4%
--------------------------------------------------------------------------------
CVS/Caremark                                               53,720         1,834
Hansen Natural*                                            25,480           965
PepsiCo                                                    65,850         4,186
Procter & Gamble                                           81,760         5,164
                                                                    ------------
Total Consumer staples                                                   12,149
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--10.0%
--------------------------------------------------------------------------------
Cameco                                                     51,350         2,102
Cameron International*                                     39,740         2,495
Consol Energy                                              28,950         1,133
Marathon Oil                                               14,290         1,412
Schlumberger                                               43,250         2,989
Southwestern Energy*                                       18,670           765
Williams                                                   93,660         2,666
XTO Energy                                                 52,426         2,873
                                                                    ------------
Total Energy                                                             16,435
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--19.3%
--------------------------------------------------------------------------------
American Express                                           57,860         3,263
CB Richard Ellis Group, Cl A*                              71,890         2,457
Charles Schwab                                            170,360         3,116
Chicago Mercantile Exchange
   Holdings, Cl A                                           7,390         3,935
Goldman Sachs Group                                        24,670         5,098
IntercontinentalExchange*                                  17,130         2,093
Nymex Holdings*                                            19,820         2,691
State Street                                               50,170         3,249
T. Rowe Price Group                                        60,690         2,864
UBS                                                        46,830         2,783
                                                                    ------------
Total Financials                                                         31,549
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
HEALTH CARE--11.9%
--------------------------------------------------------------------------------
Allergan                                                   16,990   $     1,883
Baxter International                                       46,310         2,439
Celgene*                                                   32,670         1,714
Gilead Sciences*                                           37,670         2,882
Intuitive Surgical*                                         6,760           822
Novartis ADR                                               20,810         1,137
Roche Holding ADR                                          18,970         1,670
Shire ADR                                                  24,490         1,516
St. Jude Medical*                                          26,830         1,009
Thermo Fisher Scientific*                                  35,960         1,681
UnitedHealth Group                                         51,420         2,724
                                                                    ------------
Total Health care                                                        19,477
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--9.8%
--------------------------------------------------------------------------------
C.H. Robinson Worldwide                                    39,300         1,876
Deere                                                      15,700         1,706
General Electric                                          218,570         7,729
Precision Castparts                                        16,500         1,717
Roper Industries                                           25,350         1,391
UAL*                                                       40,680         1,553
                                                                    ------------
Total Industrials                                                        15,972
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--21.7%
--------------------------------------------------------------------------------
Akamai Technologies*                                       22,130         1,105
Apple*                                                     32,630         3,032
Broadcom, Cl A*                                            53,430         1,713
Cisco Systems*                                            164,040         4,188
Dell*                                                      67,310         1,562
Electronic Arts*                                           28,580         1,439
Fiserv*                                                    45,820         2,431
Google, Cl A*                                              12,150         5,567
Kla-Tencor                                                 53,300         2,842
Nokia ADR                                                  56,190         1,288
Paychex                                                    56,610         2,144
Qualcomm                                                   33,260         1,419
Salesforce.com*                                            34,580         1,481
SanDisk*                                                   19,240           843
Sun Microsystems*                                         206,060         1,238
Sunpower, Cl A* #                                          25,830         1,175
Texas Instruments                                          67,230         2,023
                                                                    ------------
Total Information technology                                             35,490
                                                                    ------------

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 19

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER CORE GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
MATERIALS--1.2%
--------------------------------------------------------------------------------
Monsanto                                                   37,030   $     2,035
                                                                    ------------
Total Materials                                                           2,035
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--8.1%
--------------------------------------------------------------------------------
Crown Castle International*                                52,230         1,678
Leap Wireless International*                               29,990         1,979
Level 3 Communications*                                   209,970         1,281
NII Holdings*                                              56,290         4,175
Rogers Communications, Cl B                                33,880         1,110
Time Warner Telecom, Cl A*                                144,870         3,009
                                                                    ------------
Total Telecommunication services                                         13,232
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--0.4%
--------------------------------------------------------------------------------
Aqua America #                                             31,816           714
                                                                    ------------
Total Utilities                                                             714
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $144,420)                                                      159,692
================================================================================

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--1.1%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                               1,788,100         1,788
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD
   AS COLLATERAL FOR LOANED SECURITIES
   (COST $1,788)                                                          1,788
================================================================================

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT--2.9%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.227%**                       4,769,843   $     4,770
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $4,770)                                                          4,770
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--101.5%
   (COST $150,978)                                                  $   166,250
================================================================================

Percentages are based on Net Assets of $163,801.***

  *   Non-income producing security

 **   Rate shown is the 7-day effective yield as of March 31, 2007.

***   This number has been rounded to the nearest thousand.

  # Security fully or partially on loan at March 31, 2007. The total value of securities on loan at March 31, 2007, was $1,713,565.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

20 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER EMERGING GROWTH FUND
March 31, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--85.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.1%
--------------------------------------------------------------------------------
Benihana*                                                  27,460   $       776
Benihana, Cl A* #                                          91,088         2,581
California Pizza Kitchen* #                               128,640         4,231
Deckers Outdoor* #                                        158,260        11,240
Genesco* #                                                114,490         4,755
Great Wolf Resorts* #                                     248,286         3,285
Jo-Ann Stores* #                                          162,880         4,438
LJ International* #                                       229,920         2,336
New Oriental Education &
   Technology Group* #                                     54,570         2,212
Skechers U.S.A., Cl A*                                    224,710         7,544
Syntax-Brillian* #                                        289,080         2,428
Trump Entertainment Resorts* #                            174,740         3,158
United Retail Group* #                                    147,371         1,771
Volcom* #                                                  91,220         3,134
                                                                    ------------
Total Consumer discretionary                                             53,889
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--1.6%
--------------------------------------------------------------------------------
Boston Beer, Cl A*                                         68,034         2,269
Wild Oats Markets*                                        392,451         7,143
                                                                    ------------
Total Consumer staples                                                    9,412
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--9.5%
--------------------------------------------------------------------------------
Carrizo Oil & Gas* #                                      127,940         4,473
Dawson Geophysical* #                                      80,410         3,983
Input/Output* #                                           300,600         4,142
Lufkin Industries #                                        81,040         4,553
NATCO Group, Cl A* #                                      171,075         5,837
Oceaneering International* #                              211,070         8,890
Penn Virginia                                              95,370         7,000
PetroHawk Energy* #                                       441,964         5,821
Tetra Technologies* #                                     175,740         4,342
W-H Energy Services* #                                    155,800         7,282
                                                                    ------------
Total Energy                                                             56,323
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--10.6%
--------------------------------------------------------------------------------
American Physicians Capital* #                            120,000         4,810
Boston Private Financial
   Holdings #                                             133,080         3,716

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Genesis Lease*                                            170,330   $     4,454
Hanmi Financial #                                         180,910         3,448
Harleysville Group #                                       96,680         3,141
Highland Hospitality #                                    349,700         6,225
IBERIABANK                                                 57,480         3,199
Meadowbrook Insurance Group* #                            270,810         2,976
Navigators Group* #                                       107,460         5,391
Penson Worldwide* #                                       196,760         5,940
PFF Bancorp #                                             166,492         5,050
Preferred Bank                                             81,945         3,213
Thomas Weisel Partners Group* #                           194,390         3,697
Tower Group #                                             124,600         4,015
United Fire & Casualty #                                   94,370         3,315
                                                                    ------------
Total Financials                                                         62,590
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--13.8%
--------------------------------------------------------------------------------
Alexion Pharmaceuticals* #                                151,160         6,536
Align Technology*                                         249,690         3,960
Arthrocare* #                                              58,220         2,098
Cypress Bioscience* #                                     283,640         2,156
HMS Holdings* #                                            70,480         1,544
Hologic* #                                                207,440        11,957
Icon ADR* #                                               128,010         5,453
InterMune* #                                              182,350         4,497
Kendle International* #                                   104,010         3,695
Medivation* #                                             108,180         2,040
Micrus Endovascular* #                                     64,570         1,539
Northstar Neuroscience* #                                 199,930         2,559
Omnicell* #                                               234,800         4,912
Omrix Biopharmaceuticals*                                 178,760         6,841
Orthofix International*                                    84,860         4,332
Parexel International* #                                  233,427         8,396
Vital Images* #                                            88,530         2,945
WellCare Health Plans* #                                   34,550         2,945
Xenoport* #                                               123,170         3,432
                                                                    ------------
Total Health care                                                        81,837
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--19.9%
--------------------------------------------------------------------------------
AAR* #                                                    232,100         6,397
Barnes Group #                                            158,530         3,648
Bucyrus International, Cl A #                             283,730        14,612
CBIZ* #                                                   563,340         4,000

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 21

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER EMERGING GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Clean Harbors*                                             90,430   $     4,089
Comfort Systems USA                                        94,180         1,128
COMSYS IT Partners*                                       160,650         3,197
Copa Holdings, Cl A* #                                    214,560        11,048
CRA International* #                                      143,830         7,505
EnPro Industries*                                         116,660         4,206
Genesee & Wyoming, Cl A* #                                107,335         2,856
H&E Equipment Services*                                    85,850         1,846
Heico #                                                   133,150         4,859
HUB Group, Cl A* #                                        331,804         9,619
Huron Consulting Group* #                                  78,010         4,746
ICT Group*                                                139,450         2,440
Kenexa* #                                                  90,550         2,819
Ladish* #                                                 209,580         7,888
LMI Aerospace* #                                          184,940         3,445
Middleby* #                                                71,980         9,490
Navigant Consulting* #                                    170,250         3,364
Perini* #                                                 129,800         4,784
                                                                    ------------
Total Industrials                                                       117,986
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.7%
--------------------------------------------------------------------------------
Actuate*                                                  864,320         4,512
Aeroflex* #                                               473,360         6,225
Ansys* #                                                  128,990         6,549
CDC, Cl A*                                                246,030         2,224
Comtech Telecommunications* #                             170,185         6,591
Diodes* #                                                 105,345         3,671
DivX* #                                                    61,710         1,237
Harris Stratex Networks, Cl A* #                          192,225         3,689
Intevac* #                                                214,720         5,662
Lightbridge*                                              175,380         3,081
NetList*                                                  224,710         1,564
Novatel* #                                                168,850         6,258
OSI Systems*                                              194,244         5,136
Perficient* #                                             193,934         3,836
Quality Systems* #                                        209,900         8,396
Sigma Designs* #                                          130,990         3,440
The9 ADR* #                                               173,280         5,846
Tyler Technologies*                                       246,870         3,135
                                                                    ------------
Total Information technology                                             81,052
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
MATERIALS--5.8%
--------------------------------------------------------------------------------
Claymont Steel Holdings* #                                172,430   $     3,436
Northwest Pipe*                                            73,770         2,938
RTI International Metals*                                 132,707        12,078
Terra Industries* #                                       711,400        12,449
Universal Stainless & Alloy*                               74,290         3,527
                                                                    ------------
Total Materials                                                          34,428
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.4%
--------------------------------------------------------------------------------
Dobson Communications, Cl A* #                            552,560         4,746
NTELOS Holdings*                                          190,350         3,659
                                                                    ------------
Total Telecommunication services                                          8,405
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--0.2%
--------------------------------------------------------------------------------
Artesian Resources, Cl A #                                 57,705         1,189
                                                                    ------------
Total Utilities                                                           1,189
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $370,147)                                                      507,111
================================================================================

--------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY--3.0%
--------------------------------------------------------------------------------
iShares Russell 2000 Growth
   Index Fund                                             219,840        17,600
--------------------------------------------------------------------------------
TOTAL REGISTERED INVESTMENT COMPANY
   (COST $17,002)                                                        17,600
================================================================================

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--43.5%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                             257,868,710       257,869
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD AS
   COLLATERAL FOR LOANED SECURITIES
   (COST $257,869)                                                      257,869
================================================================================

22 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER EMERGING GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT--11.2%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.227%**                      66,491,592   $    66,492
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $66,492)                                                        66,492
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--143.3%
   (COST $711,510)                                                  $   849,072
================================================================================

Percentages are based on Net Assets of $592,327.***

  *   Non-income producing security

 **   Rate shown is the 7-day effective yield as of March 31, 2007.

***   This number has been rounded to the nearest thousand.

  # Security fully or partially on loan at March 31, 2007. The total value of securities on loan at March 31, 2007, was $248,143,573.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 23

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER INTERNATIONAL CORE GROWTH FUND
March 31, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.8%
--------------------------------------------------------------------------------
Focus Media Holding ADR*                                      150   $        12
Galaxy Entertainment Group                                  7,000             7
Luxottica Group*                                              500            16
Marks & Spencer Group                                         990            13
Parkson Retail Group                                        2,500            16
Sony                                                          300            15
Toyota Motor                                                  200            13
WPP Group                                                   1,110            17
                                                                    ------------
Total Consumer discretionary                                                109
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--13.3%
--------------------------------------------------------------------------------
Beiersdorf                                                    220            15
Carlsberg, Cl B                                               130            14
Diageo                                                      1,050            21
Groupe Danone                                                 130            21
L'Oreal                                                       150            17
Royal Numico                                                  190            10
Shiseido                                                    1,000            20
Wal-Mart de Mexico, Ser V                                   3,980            17
                                                                    ------------
Total Consumer staples                                                      135
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--8.7%
--------------------------------------------------------------------------------
Acergy                                                        610            13
BG Group                                                    1,050            15
Cameco                                                        500            20
Cie Generale de
   Geophysique-Veritas*                                        60            13
Schlumberger                                                  200            14
Tenaris*                                                      540            13
                                                                    ------------
Total Energy                                                                 88
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--17.2%
--------------------------------------------------------------------------------
Allied Irish Banks                                            730            22
Arch Capital Group*                                           250            17
Banco Bilbao Vizcaya Argentaria                               640            16
Deutsche Boerse                                               100            23
Man Group                                                   1,780            19
Mitsubishi Estate                                           1,000            33
National Australia Bank                                       500            16
ORIX                                                           50            13
UBS                                                           260            15
                                                                    ------------
Total Financials                                                            174
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
HEALTH CARE--8.0%
--------------------------------------------------------------------------------
CSL                                                           280   $        19
Novartis                                                      220            13
Roche Holding                                                 100            18
Shire                                                         610            12
Smith & Nephew                                              1,030            13
Takeda Pharmaceutical                                         100             6
                                                                    ------------
Total Health care                                                            81
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--13.0%
--------------------------------------------------------------------------------
ABB                                                         1,260            22
CNH Global                                                    460            17
Keppel                                                      1,260            16
Kubota                                                      3,000            26
Kuehne & Nagel International                                  160            13
Rolls-Royce Group                                           2,320            23
Rolls-Royce Group, B Shares                               137,344            --
Ryanair Holdings ADR*                                         340            15
                                                                    ------------
Total Industrials                                                           132
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--9.3%
--------------------------------------------------------------------------------
Canon                                                         360            19
Chartered Semiconductor Manufacturing*                     20,030            19
Infineon Technologies*                                      1,080            17
Nokia                                                         900            21
Research In Motion*                                           130            18
                                                                    ------------
Total Information technology                                                 94
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--10.3%
--------------------------------------------------------------------------------
Agnico-Eagle Mines                                            380            14
Anglo American                                                230            12
Arcelor Mittal                                                310            17
Bayer                                                         280            18
Potash Corp of Saskatchewan                                   120            19
Sumitomo Titanium                                             100            11
Syngenta*                                                      70            13
                                                                    ------------
Total Materials                                                             104
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--4.4%
--------------------------------------------------------------------------------
America Movil, Ser L                                        8,340            20
Millicom International Cellular*                              130            10
Rogers Communications, Cl B                                   470            15
                                                                    ------------
Total Telecommunication services                                             45
                                                                    ------------

24 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER INTERNATIONAL CORE GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
UTILITIES--3.7%
--------------------------------------------------------------------------------
International Power                                         2,610   $        20
Veolia Environnement                                          240            18
                                                                    ------------
Total Utilities                                                              38
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $984)                                                            1,000
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--2.5%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.227%**                          24,991            25

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $25)                                                                25
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--101.2%
   (COST $1,009)                                                     $    1,025
================================================================================

Percentages are based on Net Assets of $1,013.***

  *   Non-income producing security

 **   Rate shown is the 7-day effective yield as of March 31, 2007.

***   This number has been rounded to the nearest thousand.

ADR -- American Depositary Receipt

Cl -- Class

Ser -- Series

The accompanying notes are an integral part of the financial statements.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 25

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER LARGE CAP GROWTH FUND
March 31, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.2%+
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--11.4%
--------------------------------------------------------------------------------
Coach*                                                      9,010   $       451
International Game Technology                              11,710           473
Las Vegas Sands*                                            4,520           392
News, Cl A                                                 26,230           606
Starbucks*                                                 11,980           376
Toyota Motor ADR                                            2,350           301
                                                                    ------------
Total Consumer discretionary                                              2,599
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--9.3%
--------------------------------------------------------------------------------
CVS/Caremark                                               10,840           370
PepsiCo                                                    12,570           799
Procter & Gamble                                           11,340           716
WM Wrigley Jr.                                              4,860           248
                                                                    ------------
Total Consumer staples                                                    2,133
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--3.3%
--------------------------------------------------------------------------------
Cameco                                                      5,960           244
Weatherford International*                                  5,150           232
XTO Energy                                                  4,950           271
                                                                    ------------
Total Energy                                                                747
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--9.1%
--------------------------------------------------------------------------------
Charles Schwab                                             20,970           384
Chicago Mercantile Exchange Holdings, Cl A                    900           479
Goldman Sachs Group                                         2,730           564
State Street                                                4,980           323
UBS                                                         5,490           326
                                                                    ------------
Total Financials                                                          2,076
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--19.0%
--------------------------------------------------------------------------------
Allergan                                                    3,350           371
Baxter International                                       12,830           676
Celgene*                                                    5,810           305
Gilead Sciences*                                           10,180           779
Novartis ADR                                                3,720           203
Roche Holding ADR                                           6,830           601
Shire ADR                                                   3,590           222

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Thermo Fisher Scientific*                                  13,360   $       625
UnitedHealth Group                                         10,670           565
                                                                    ------------
Total Health care                                                         4,347
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--8.3%
--------------------------------------------------------------------------------
Deere                                                       3,980           432
FedEx                                                       2,460           264
General Electric                                           34,380         1,216
                                                                    ------------
Total Industrials                                                         1,912
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--33.5%
--------------------------------------------------------------------------------
Apple*                                                      8,250           766
Broadcom, Cl A*                                            15,830           508
Cisco Systems*                                             44,870         1,145
Corning*                                                   16,340           372
Dell*                                                      13,970           324
Electronic Arts*                                            5,990           302
Google, Cl A*                                               2,430         1,113
Kla-Tencor                                                 12,670           676
Maxim Integrated Products                                   7,800           229
Nokia ADR                                                  17,960           412
Qualcomm                                                    9,000           384
SanDisk*                                                    5,790           254
Sun Microsystems*                                          94,930           570
Texas Instruments                                          20,130           606
                                                                    ------------
Total Information technology                                              7,661
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--1.4%
--------------------------------------------------------------------------------
Monsanto                                                    5,860           322
                                                                    ------------
Total Materials                                                             322
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--3.9%
--------------------------------------------------------------------------------
American Tower, Cl A*                                       9,640           375
NII Holdings*                                               6,940           515
                                                                    ------------
Total Telecommunication services                                            890
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $19,554)                                                        22,687
================================================================================

26 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER LARGE CAP GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT--1.3%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.227%**                         282,580   $       283

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $283)                                                              283
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.5%
   (COST $19,837)                                                   $    22,970
================================================================================

Percentages are based on Net Assets of $22,863.***

  *   Non-income producing security

 **   Rate shown is the 7-day effective yield as of March 31, 2007.

***   This number has been rounded to the nearest thousand.

  + More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 27

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER LARGE CAP VALUE FUND
March 31, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.6%++
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--7.3%
--------------------------------------------------------------------------------
BorgWarner                                                     60   $         4
DIRECTV Group*                                                350             8
EchoStar Communications, Cl A*                                120             5
J.C. Penney                                                   120            10
News, Cl A                                                    370             9
Office Depot*                                                 160             6
OfficeMax                                                     170             9
Phillips-Van Heusen                                           100             6
                                                                    ------------
Total Consumer discretionary                                                 57
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--6.6%
--------------------------------------------------------------------------------
Altria Group                                                  100             9
Archer-Daniels-Midland                                        140             5
CVS/Caremark                                                  200             7
Loews                                                          60             5
Procter & Gamble                                              290            18
Supervalu                                                     210             8
                                                                    ------------
Total Consumer staples                                                       52
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--13.2%
--------------------------------------------------------------------------------
Chevron                                                       340            25
ConocoPhillips                                                180            12
EOG Resources                                                 100             7
Exxon Mobil                                                   600            45
Grant Prideco*                                                130             7
Murphy Oil                                                    120             7
                                                                    ------------
Total Energy                                                                103
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--27.8%
--------------------------------------------------------------------------------
AllianceBernstein Holding LP+                                 100             9
American International Group                                  210            14
Bank of America                                               430            22
Citigroup                                                     220            11
Fannie Mae                                                    140             8
Franklin Resources                                             80            10
HCC Insurance Holdings                                        450            14
JPMorgan Chase                                                380            18
Lincoln National                                              180            12
Loews                                                         270            12
Metlife                                                       180            11

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Philadelphia Consolidated Holding*                             20   $         1
PMI Group                                                     280            13
Principal Financial Group                                     220            13
Public Storage                                                 60             6
Reinsurance Group of America                                  190            11
State Street                                                  200            13
W.R. Berkley                                                  290            10
Wachovia                                                      190            10
                                                                    ------------
Total Financials                                                            218
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--7.3%
--------------------------------------------------------------------------------
Cigna                                                          60             9
Express Scripts*                                               90             7
Medco Health Solutions*                                       130             9
Pfizer                                                        570            14
Schering-Plough                                               430            11
WellPoint*                                                     80             7
                                                                    ------------
Total Health care                                                            57
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--11.0%
--------------------------------------------------------------------------------
Boeing                                                        130            11
Caterpillar                                                    60             4
Cummins                                                        40             6
Deere                                                         100            11
Dun & Bradstreet                                              140            13
General Electric                                              590            21
Manpower                                                       90             6
Northrop Grumman                                               80             6
Paccar                                                         50             4
Union Pacific                                                  40             4
                                                                    ------------
Total Industrials                                                            86
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--8.0%
--------------------------------------------------------------------------------
Alliance Data Systems*                                        130             8
Factset Research Systems                                      120             8
Fidelity National Information Services                        330            15
Hewlett-Packard                                               110             4
International Business Machines                                70             7
Intersil, Cl A                                                230             6
MEMC Electronic Materials*                                    120             7
Texas Instruments                                             280             8
                                                                    ------------
Total Information technology                                                 63
                                                                    ------------

28 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER LARGE CAP VALUE FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
MATERIALS--3.6%
--------------------------------------------------------------------------------
Albemarle                                                     180   $         7
Allegheny Technologies                                         90            10
Ball                                                          230            11
                                                                    ------------
Total Materials                                                              28
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--6.6%
--------------------------------------------------------------------------------
AT&T                                                          820            32
KT ADR                                                        160             4
Qwest Communications International*                           440             4
Telephone & Data Systems                                      100             6
Verizon Communications                                        170             6
                                                                    ------------
Total Telecommunication services                                             52
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--8.2%
--------------------------------------------------------------------------------
Allegheny Energy*                                             150             7
Centerpoint Energy                                            560            10
Constellation Energy Group                                    140            12
Entergy                                                        50             5
Equitable Resources                                           140             7
Mirant*                                                       150             6
NRG Energy*                                                   140            10
Pepco Holdings                                                220             7
                                                                    ------------
Total Utilities                                                              64
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $711)                                                              780
================================================================================

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT--0.9%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.227%**                           7,432    $        7

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $7)                                                                  7
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.5%
   (COST $718)                                                       $      787
================================================================================

Percentages are based on Net Assets of $783.***

  *   Non-income producing security

 **   Rate shown is the 7-day effective yield as of March 31, 2007.

***   This number has been rounded to the nearest thousand.

  + Security considered to be a Master Limited Partnership. At March 31, 2007, the security amounted to $8,850 or 1.13% of Net Assets.

 ++ More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR -- American Depositary Receipt

Cl -- Class

LP -- Limited Partnership

The accompanying notes are an integral part of the financial statements.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 29

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER MIDCAP EQUITY FUND
March 31, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--96.6%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--17.3%
--------------------------------------------------------------------------------
American Eagle Outfitters                                      90   $         3
Autoliv                                                        40             2
Career Education*                                              80             3
Columbia Sportswear                                            60             4
Dollar Tree Stores*                                           110             4
Goodyear Tire & Rubber*                                       110             4
Jarden*                                                       110             4
O'Reilly Automotive*                                           70             2
PetSmart                                                       80             3
R.H. Donnelley                                                 60             4
Saks                                                          160             3
Sally Beauty Holdings*                                        250             2
Wolverine World Wide                                          110             3
                                                                    ------------
Total Consumer discretionary                                                 41
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--4.2%
--------------------------------------------------------------------------------
Church & Dwight                                                70             3
Hormel Foods                                                   80             3
Molson Coors Brewing, Cl B                                     40             4
                                                                    ------------
Total Consumer staples                                                       10
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--5.1%
--------------------------------------------------------------------------------
Acergy ADR*                                                   150             3
Cameron International*                                         50             3
FMC Technologies*                                              40             3
Range Resources                                                90             3
                                                                    ------------
Total Energy                                                                 12
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--15.2%
--------------------------------------------------------------------------------
A.G. Edwards                                                   50             3
Alexandria Real Estate Equities                                30             3
Arch Capital Group*                                            40             3
Assurant                                                       40             2
Douglas Emmett*                                               100             3
Essex Property Trust                                           30             4
Hanover Insurance Group                                        70             3
IntercontinentalExchange*                                      30             4
Lazard, Cl A                                                   70             3
People's Bank                                                  90             4
SL Green Realty                                                30             4
                                                                    ------------
Total Financials                                                             36
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
HEALTH CARE--6.7%
--------------------------------------------------------------------------------
Barr Pharmaceuticals*                                          30   $         1
Emdeon*                                                       150             2
Health Net*                                                    40             2
Henry Schein*                                                  40             2
IMS Health                                                    100             3
Pediatrix Medical Group*                                       30             2
WellCare Health Plans*                                         40             4
                                                                    ------------
Total Health care                                                            16
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--17.7%
--------------------------------------------------------------------------------
Brink's                                                        70             5
Carlisle                                                       80             3
Chicago Bridge & Iron, NY Shares                               90             3
Corrections Corp of America*                                   70             4
Covanta Holding*                                              200             4
Harsco                                                         60             3
Lincoln Electric Holdings                                      50             3
Precision Castparts                                            50             5
Roper Industries                                               70             4
RR Donnelley & Sons                                           110             4
U.S. Airways Group*                                            50             2
WESCO International*                                           30             2
                                                                    ------------
Total Industrials                                                            42
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--13.1%
--------------------------------------------------------------------------------
Alliance Data Systems*                                         50             3
Amphenol, Cl A                                                 40             3
Factset Research Systems                                       40             2
Fairchild Semiconductor International*                        160             3
Fidelity National Information Services                         90             4
Harris                                                         60             3
MEMC Electronic Materials*                                     70             4
Novell*                                                       400             3
ON Semiconductor*                                             410             4
Verigy*                                                        80             2
                                                                    ------------
Total Information technology                                                 31
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--6.3%
--------------------------------------------------------------------------------
Celanese, Ser A                                               120             4
Nalco Holding*                                                 70             2
Sigma-Aldrich                                                  70             3

30 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER MIDCAP EQUITY FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Sonoco Products                                                80   $         3
Titanium Metals*                                              100             3
                                                                    ------------
Total Materials                                                              15
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--5.5%
--------------------------------------------------------------------------------
Leap Wireless International*                                   70             5
NII Holdings*                                                  60             4
SBA Communications, Cl A*                                     140             4
                                                                    ------------
Total Telecommunication services                                             13
                                                                    ------------

--------------------------------------------------------------------------------
UTILITIES--5.5%
--------------------------------------------------------------------------------
Allegheny Energy*                                              70             3
MDU Resources Group                                           100             3
National Fuel Gas                                              70             3
Oneok                                                          80             4
                                                                    ------------
Total Utilities                                                              13
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $227)                                                              229
================================================================================

--------------------------------------------------------------------------------
REGISTERED INVESTMENT COMPANY--1.3%
--------------------------------------------------------------------------------
iShares Russell Midcap Index Fund                              30             3

--------------------------------------------------------------------------------
TOTAL REGISTERED INVESTMENT COMPANY
   (COST $3)                                                                  3
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--2.9%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.227%**                           6,660             7

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $7)                                                                  7
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--100.8%
   (COST $237)                                                      $       239
================================================================================

Percentages are based on Net Assets of $237.***

  *   Non-income producing security

 **   Rate shown is the 7-day effective yield as of March 31, 2007.

***   This number has been rounded to the nearest thousand.

ADR -- American Depositary Receipt

Cl -- Class

NY -- New York

Ser -- Series

The accompanying notes are an integral part of the financial statements.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 31

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER MIDCAP GROWTH FUND
March 31, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.7%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--17.5%
--------------------------------------------------------------------------------
Coach*                                                    429,670   $    21,505
Focus Media Holding ADR* #                                136,566        10,715
GameStop, Cl A* #                                         288,820         9,407
Goodyear Tire & Rubber* #                                 473,090        14,756
Guess?                                                    315,300        12,767
Harman International Industries                           113,430        10,898
Hilton Hotels                                             474,790        17,073
International Game Technology                             614,600        24,818
MGM Mirage*                                               128,500         8,933
Polo Ralph Lauren #                                       166,910        14,713
Under Armour, Cl A* #                                     297,625        15,268
WMS Industries* #                                         288,070        11,304
Wynn Resorts #                                            214,577        20,355
                                                                    ------------
Total Consumer discretionary                                            192,512
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--3.8%
--------------------------------------------------------------------------------
Avon Products                                             361,450        13,468
Bunge                                                      98,370         8,088
Hansen Natural* #                                         155,480         5,889
WM Wrigley Jr. #                                          276,440        14,079
                                                                    ------------
Total Consumer staples                                                   41,524
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--6.3%
--------------------------------------------------------------------------------
Cameron International*                                    220,510        13,846
National Oilwell Varco*                                   169,360        13,175
Quicksilver Resources* #                                  217,110         8,634
Range Resources                                           473,755        15,823
Williams                                                  618,780        17,611
                                                                    ------------
Total Energy                                                             69,089
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--9.3%
--------------------------------------------------------------------------------
Affiliated Managers Group*                                128,340        13,906
CB Richard Ellis Group, Cl A*                             322,940        11,038
Cbot Holdings, Cl A*                                       19,900         3,612
Greenhill #                                               115,621         7,098
IntercontinentalExchange*                                 122,200        14,934
Macerich                                                   99,800         9,217
Northern Trust                                            217,326        13,070
Synovus Financial                                         243,620         7,879
T. Rowe Price Group                                       456,802        21,556
                                                                    ------------
Total Financials                                                        102,310
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
HEALTH CARE--15.2%
--------------------------------------------------------------------------------
Alexion Pharmaceuticals*                                  215,020   $     9,297
Allergan #                                                 96,510        10,695
C.R. Bard                                                  74,640         5,935
Celgene*                                                  461,795        24,226
Cephalon*                                                  94,220         6,709
Express Scripts*                                           93,000         7,507
Health Net*                                               100,790         5,424
Henry Schein*                                             163,479         9,021
Hologic*                                                  109,510         6,312
Intuitive Surgical* #                                      49,350         6,000
Kyphon*                                                   122,250         5,518
Medicis Pharmaceutical, Cl A #                            207,690         6,401
Pharmaceutical Product
   Development                                            171,324         5,772
Psychiatric Solutions* #                                  221,264         8,919
Shire ADR                                                 168,382        10,423
St. Jude Medical*                                         382,170        14,373
Thermo Fisher Scientific*                                 411,650        19,245
Universal Health Services, Cl B                            93,230         5,338
                                                                    ------------
Total Health care                                                       167,115
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--12.0%
--------------------------------------------------------------------------------
Ametek                                                    286,290         9,888
C.H. Robinson Worldwide #                                 306,712        14,645
Corrections Corp of America*                              117,227         6,191
CSX                                                       301,650        12,081
General Cable*                                            130,040         6,948
Harsco                                                    259,660        11,648
McDermott International*                                  117,760         5,768
Monster Worldwide*                                        251,035        11,892
Precision Castparts                                       202,670        21,088
Robert Half International #                               265,970         9,844
Roper Industries                                          268,380        14,729
U.S. Airways Group*                                       144,440         6,569
                                                                    ------------
Total Industrials                                                       131,291
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--24.9%
--------------------------------------------------------------------------------
Activision*                                               624,339        11,825
Akamai Technologies*                                      360,962        18,019
Altera*                                                   641,000        12,814
aQuantive*                                                366,694        10,234
Atheros Communications*                                   420,891        10,072
Electronic Arts*                                          330,983        16,668

32 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER MIDCAP GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
F5 Networks* #                                            303,590   $    20,243
Fiserv*                                                   261,781        13,890
Integrated Device Technology*                             726,537        11,203
Intersil, Cl A                                            554,830        14,698
Isilon Systems* #                                         271,178         4,385
Kla-Tencor #                                              369,270        19,690
Maxim Integrated Products                                 275,830         8,109
Paychex                                                   315,002        11,929
Polycom* #                                                424,066        14,134
Salesforce.com* #                                         289,440        12,394
SAVVIS*                                                   153,652         7,357
Sonus Networks*                                           553,530         4,467
Varian Semiconductor
   Equipment Associates* #                                336,520        17,963
VeriFone Holdings*                                        224,275         8,238
VeriSign*                                                 593,554        14,910
VistaPrint*                                               242,660         9,294
                                                                    ------------
Total Information technology                                            272,536
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--3.7%
--------------------------------------------------------------------------------
Agrium                                                    296,090        11,349
Allegheny Technologies #                                  107,660        11,486
Celanese, Ser A                                           142,004         4,380
Owens-Illinois* #                                         522,540        13,466
                                                                    ------------
Total Materials                                                          40,681
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--7.0%
--------------------------------------------------------------------------------
American Tower, Cl A*                                     370,930        14,448
BigBand Networks*                                         255,230         4,596
Cogent Communications Group*                              183,442         4,335
Crown Castle International*                               250,180         8,038
Leap Wireless International*                               94,484         6,234
Level 3 Communications* #                               1,557,200         9,499
NII Holdings* #                                           393,310        29,176
                                                                    ------------
Total Telecommunication services                                         76,326
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $876,983)                                                    1,093,384
================================================================================

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--15.1%
--------------------------------------------------------------------------------
Boston Global Investment
   Trust -- Enhanced
   Portfolio (1)                                      165,231,962   $   165,232
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD AS
   COLLATERAL FOR LOANED SECURITIES
   (COST $165,232)                                                      165,232
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--0.2%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.227%**                       1,920,207         1,920
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $1,920)                                                          1,920
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--115.0%
   (COST $1,044,135)                                                $ 1,260,536
================================================================================

Percentages are based on Net Assets of $1,096,097.***

  *   Non-income producing security

 **   Rate shown is the 7-day effective yield as of March 31, 2007.

***   This number has been rounded to the nearest thousand.

  # Security fully or partially on loan at March 31, 2007. The total value of securities on loan at March 31, 2007, was $159,329,707.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR -- American Depositary Receipt

Cl -- Class

Ser -- Series

The accompanying notes are an integral part of the financial statements.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 33

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER NEW ENTERPRISE FUND
March 31, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--99.8%+
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--9.2%
--------------------------------------------------------------------------------
Guess?                                                     11,780   $       477
Polo Ralph Lauren                                           4,920           434
Under Armour, Cl A* #                                       9,370           481
Wynn Resorts #                                              5,130           486
                                                                    ------------
Total Consumer discretionary                                              1,878
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--5.6%
--------------------------------------------------------------------------------
Chicago Mercantile Exchange
   Holdings, Cl A                                           1,180           628
IntercontinentalExchange* #                                 4,310           527
                                                                    ------------
Total Financials                                                          1,155
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--13.5%
--------------------------------------------------------------------------------
Alexion Pharmaceuticals* #                                  8,350           361
Celgene*                                                   13,520           709
Cephalon* #                                                 3,890           277
Gilead Sciences*                                            9,340           715
Medicis Pharmaceutical, Cl A #                             10,150           313
Psychiatric Solutions*                                      9,350           377
                                                                    ------------
Total Health care                                                         2,752
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--52.1%
--------------------------------------------------------------------------------
Activision* #                                              19,240           364
Akamai Technologies*                                       22,300         1,113
Altera* #                                                  15,420           308
Apple*                                                     10,280           955
Atheros Communications* #                                  16,500           395
Comtech Group* #                                           28,380           496
F5 Networks* #                                             14,250           950
Google, Cl A*                                               2,230         1,022
Integrated Device Technology*                              43,880           677
Intersil, Cl A #                                           26,080           691
Isilon Systems* #                                          11,140           180
Polycom* #                                                 12,460           415
Research In Motion*                                         6,840           934
Salesforce.com* #                                          14,300           612
Varian Semiconductor
   Equipment Associates* #                                 14,860           793
VeriSign*                                                  15,880           399
VistaPrint* #                                               8,550           328
                                                                    ------------
Total Information technology                                             10,632
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
MATERIALS--5.5%
--------------------------------------------------------------------------------
Monsanto                                                   14,520   $       798
RTI International Metals*                                   3,560           324
                                                                    ------------
Total Materials                                                           1,122
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--13.9%
--------------------------------------------------------------------------------
American Tower, Cl A*                                      18,360           715
Cogent Communications Group* #                             23,910           565
Leap Wireless International* #                              6,830           451
NII Holdings*                                              14,820         1,099
                                                                    ------------
Total Telecommunication services                                          2,830
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $16,076)                                                        20,369
================================================================================

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--40.5%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                               8,277,900         8,278
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD AS
   COLLATERAL FOR LOANED SECURITIES
   (COST $8,278)                                                          8,278
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--140.3%
   (COST $24,354)                                                   $    28,647
================================================================================

Percentages are based on Net Assets of $20,415.**

  *   Non-income producing security

 **   This number has been rounded to the nearest thousand.

  + More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  # Security fully or partially on loan at March 31, 2007. The total value of securities on loan at March 31, 2007, was $7,957,943.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

Cl -- Class

The accompanying notes are an integral part of the financial statements.

34 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER SMALL CAP EQUITY FUND
March 31, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.1%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--17.8%
--------------------------------------------------------------------------------
99 Cents Only Stores*                                      51,900   $       765
Applebees International                                    33,520           831
Arbitron                                                   16,990           798
Bob Evans Farms                                            20,650           763
Cabela's* #                                                34,710           861
Domino's Pizza                                             23,940           777
Jarden*                                                    20,070           769
Lions Gate Entertainment*                                  95,910         1,095
Live Nation*                                               40,050           884
PEP Boys-Manny Moe & Jack                                  32,180           614
PF Chang's China Bistro* #                                 12,640           529
Pinnacle Entertainment*                                    16,890           491
Skechers U.S.A., Cl A*                                     21,590           725
Smith & Wesson Holding* #                                  49,910           653
Tenneco*                                                   28,940           737
Vail Resorts*                                              12,000           652
WMS Industries*                                            17,520           687
Wolverine World Wide                                       28,730           821
                                                                    ------------
Total Consumer discretionary                                             13,452
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--3.4%
--------------------------------------------------------------------------------
BJ's Wholesale Club*                                       25,910           877
Longs Drug Stores                                          21,070         1,088
Ralcorp Holdings*                                           9,820           631
                                                                    ------------
Total Consumer staples                                                    2,596
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--4.4%
--------------------------------------------------------------------------------
Atwood Oceanics*                                           10,970           644
Goodrich Petroleum* #                                      16,640           559
Oil States International*                                  19,850           637
Parallel Petroleum*                                        26,260           603
Petroleum Development*                                     15,780           845
                                                                    ------------
Total Energy                                                              3,288
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--19.2%
--------------------------------------------------------------------------------
BankAtlantic Bancorp, Cl A                                 28,640           314
BioMed Realty Trust                                        20,320           535
Corporate Office Properties Trust                          11,390           520
Delphi Financial Group, Cl A                               24,245           975
Employers Holdings*                                        22,050           442
First Midwest Bancorp                                      20,190           742
First Potomac Realty Trust                                 20,170           576

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
GFI Group*                                                 18,600   $     1,264
Greater Bay Bancorp                                        24,670           663
Harris & Harris Group*                                     26,990           349
International Securities
   Exchange Holdings                                       13,370           653
Investment Technology Group*                               16,430           644
IPC Holdings                                               32,960           951
LaSalle Hotel Properties                                   18,750           869
Mid-America Apartment
   Communities                                              9,860           555
Potlatch                                                   15,780           722
ProAssurance*                                              16,741           856
Strategic Hotels & Resorts                                 35,040           801
SVB Financial Group*                                       16,230           789
Tower Group                                                16,940           546
Waddell & Reed Financial, Cl A                             34,040           794
                                                                    ------------
Total Financials                                                         14,560
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--10.6%
--------------------------------------------------------------------------------
Alpharma, Cl A                                             20,540           495
Analogic                                                   23,066         1,450
BioMarin Pharmaceuticals*                                  22,270           384
Haemonetics*                                               13,690           640
inVentiv Health*                                           29,590         1,133
Owens & Minor                                              29,840         1,096
PolyMedica                                                 11,010           466
Psychiatric Solutions*                                     27,710         1,117
Sirona Dental Systems*                                     15,050           519
Techne*                                                    12,380           707
                                                                    ------------
Total Health care                                                         8,007
                                                                    ------------

--------------------------------------------------------------------------------
INDUSTRIALS--8.7%
--------------------------------------------------------------------------------
AAR*                                                       26,730           737
Alaska Air Group*                                          24,320           927
Armor Holdings*                                            13,440           905
Clean Harbors*                                             14,020           634
FTI Consulting*                                            30,500         1,024
FuelCell Energy*                                           53,200           418
Kaydon                                                     17,550           747
Washington Group International*                            18,235         1,211
                                                                    ------------
Total Industrials                                                         6,603
                                                                    ------------

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 35

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER SMALL CAP EQUITY FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--23.2%
--------------------------------------------------------------------------------
Agilysys                                                   21,600   $       485
Andrew*                                                    85,900           910
Arris Group*                                               69,090           973
ATMI*                                                      14,920           456
Cirrus Logic*                                              68,830           527
ECI Telecom*                                               65,570           538
eFunds*                                                    24,040           641
FEI*                                                       14,910           538
Foundry Networks*                                          56,640           769
Harmonic*                                                  36,160           355
Itron*                                                     16,490         1,072
Macrovision*                                               37,020           927
MKS Instruments* #                                         46,220         1,180
Nice Systems ADR*                                          27,570           938
ON Semiconductor* #                                       164,990         1,472
OSI Systems*                                               32,930           871
Progress Software*                                          9,810           306
Semtech*                                                   68,940           929
SonicWALL*                                                 43,240           361
THQ*                                                       25,385           868
Transaction Systems Architects*                            26,870           870
Ultra Clean Holdings*                                      32,150           556
Verigy*                                                    44,500         1,044
                                                                    ------------
Total Information technology                                             17,586
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--7.1%
--------------------------------------------------------------------------------
Cleveland-Cliffs                                           14,360           919
Compass Minerals International                             26,940           900
Glatfelter                                                 48,630           725
Haynes International*                                       5,390           393
Kaiser Aluminum*                                            7,720           602
PAN American Silver*                                       26,350           780
Randgold Resources ADR                                     31,680           758
Tronox, Cl A                                               22,110           318
                                                                    ------------
Total Materials                                                           5,395
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--1.5%
--------------------------------------------------------------------------------
Cogent Communications Group*                               24,970           590
NeuStar, Cl A*                                             18,470           525
                                                                    ------------
Total Telecommunication services                                          1,115
                                                                    ------------

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
UTILITIES--2.2%
--------------------------------------------------------------------------------
El Paso Electric*                                          26,360   $       695
Unisource Energy                                           26,220           984
                                                                    ------------
Total Utilities                                                           1,679
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $65,326)                                                        74,281
================================================================================

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--5.5%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                               4,154,000         4,154
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD AS
   COLLATERAL FOR LOANED SECURITIES
   (COST $4,154)                                                          4,154
================================================================================

--------------------------------------------------------------------------------
CASH EQUIVALENT--1.5%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.227%**                       1,104,946         1,105

--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $1,105)                                                          1,105
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--105.1%
   (COST $70,585)                                                   $    79,540
================================================================================

Percentages are based on Net Assets of $75,679.***

  *   Non-income producing security

 **   Rate shown is the 7-day effective yield as of March 31, 2007.

***   This number has been rounded to the nearest thousand.

  # Security fully or partially on loan at March 31, 2007. The total value of securities on loan at March 31, 2007, was $3,886,456.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

36 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER SMALL CAP GROWTH FUND
March 31, 2007

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
COMMON STOCK--98.4%+
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--14.8%
--------------------------------------------------------------------------------
Arbitron #                                                 45,090   $     2,117
Casual Male Retail Group* #                               131,146         1,551
Citi Trends* #                                             54,240         2,318
Cooper Tire & Rubber #                                    137,840         2,521
DSW, Cl A* #                                               75,650         3,193
Guess?                                                     82,500         3,340
Hibbett Sports* #                                          92,690         2,650
Iconix Brand Group* #                                     137,600         2,807
Life Time Fitness* #                                       67,690         3,480
McCormick & Schmick's
   Seafood Restaurants* #                                  92,680         2,485
Phillips-Van Heusen #                                      68,430         4,024
Priceline.com* #                                           48,990         2,609
Under Armour, Cl A* #                                      64,690         3,319
WMS Industries* #                                          98,420         3,862
Zumiez* #                                                  77,160         3,096
                                                                    ------------
Total Consumer discretionary                                             43,372
                                                                    ------------

--------------------------------------------------------------------------------
CONSUMER STAPLES--1.6%
--------------------------------------------------------------------------------
Pantry*                                                    30,020         1,357
United Natural Foods* #                                   112,030         3,433
                                                                    ------------
Total Consumer staples                                                    4,790
                                                                    ------------

--------------------------------------------------------------------------------
ENERGY--5.0%
--------------------------------------------------------------------------------
Alon USA Energy                                            41,140         1,489
Arena Resources*                                           59,820         2,998
Core Laboratories* #                                       27,770         2,328
Dril-Quip* #                                               62,860         2,721
Goodrich Petroleum* #                                      99,030         3,330
W-H Energy Services*                                       40,500         1,893
                                                                    ------------
Total Energy                                                             14,759
                                                                    ------------

--------------------------------------------------------------------------------
FINANCIALS--10.3%
--------------------------------------------------------------------------------
Argonaut Group* #                                          72,394         2,343
Corporate Office
   Properties Trust #                                      42,510         1,942
Digital Realty Trust                                       87,520         3,492

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Greenhill #                                                44,950   $     2,760
Hanmi Financial #                                          24,340           464
HFF, Cl A*                                                 89,290         1,339
Highland Hospitality                                      135,820         2,418
International Securities
   Exchange Holdings #                                     68,340         3,335
MarketAxess Holdings* #                                   159,580         2,671
Penson Worldwide*                                          66,170         1,998
SVB Financial Group*                                       36,640         1,780
United Community Banks #                                   80,920         2,653
Waddell & Reed Financial, Cl A                            125,620         2,929
                                                                    ------------
Total Financials                                                         30,124
                                                                    ------------

--------------------------------------------------------------------------------
HEALTH CARE--18.4%
--------------------------------------------------------------------------------
Affymetrix*                                                40,260         1,211
Alexion Pharmaceuticals* #                                 82,100         3,550
Alnylam Pharmaceuticals* #                                 66,390         1,195
Array Biopharma* #                                        119,200         1,514
BioMarin Pharmaceuticals*                                 103,030         1,778
Healthways* #                                              39,940         1,867
Hologic* #                                                 63,340         3,651
Icon ADR*                                                  35,470         1,511
Immucor* #                                                102,370         3,013
InterMune* #                                               64,140         1,582
inVentiv Health*                                           46,500         1,780
Inverness Medical Innovations*                             49,480         2,166
KV Pharmaceutical, Cl A* #                                 82,610         2,043
Kyphon* #                                                  51,400         2,320
Medicis Pharmaceutical, Cl A #                             94,860         2,924
Mentor #                                                   42,180         1,940
New River Pharmaceuticals* #                                6,856           436
Parexel International*                                     87,210         3,137
Progenics Pharmaceuticals* #                               52,900         1,253
Psychiatric Solutions* #                                  107,380         4,328
Sunrise Senior Living* #                                   91,910         3,632
Trizetto Group*                                            99,090         1,983
United Therapeutics*                                       25,170         1,354
West Pharmaceutical Services #                             84,490         3,923
                                                                    ------------
Total Health care                                                        54,091
                                                                    ------------

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 37

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER SMALL CAP GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
INDUSTRIALS--13.4%
--------------------------------------------------------------------------------
Actuant, Cl A #                                            57,910   $     2,943
Acuity Brands #                                            41,300         2,248
Airtran Holdings* #                                       192,990         1,982
American Commercial Lines* #                               78,030         2,454
Cenveo* #                                                 162,400         3,946
General Cable* #                                           61,220         3,271
Geo Group* #                                               38,090         1,726
Horizon Lines, Cl A                                        64,810         2,127
HUB Group, Cl A*                                           75,130         2,178
Huron Consulting Group*                                    47,540         2,892
Infrasource Services*                                      86,080         2,628
Kenexa* #                                                  75,990         2,366
Knoll #                                                   153,500         3,658
Ladish*                                                    73,820         2,779
Regal-Beloit                                               44,300         2,055
                                                                    ------------
Total Industrials                                                        39,253
                                                                    ------------

--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--25.8%
--------------------------------------------------------------------------------
Advent Software*                                           54,970         1,917
Altiris*                                                   59,270         1,951
Anadigics* #                                              188,930         2,233
aQuantive* #                                              123,050         3,434
Atheros Communications* #                                 145,720         3,487
Cirrus Logic*                                             251,430         1,926
Comtech Group* #                                          186,270         3,256
Equinix* #                                                 38,270         3,277
Formfactor* #                                              64,750         2,898
Foundry Networks* #                                       196,700         2,669
Internap Network Services* #                              162,110         2,553
JA Solar Holdings ADR* #                                  108,510         1,963
Micros Systems*                                            71,310         3,850
Net 1 UEPS Technologies* #                                 96,240         2,395
Nice Systems ADR* #                                        68,000         2,313
ON Semiconductor* #                                       202,820         1,809
Polycom* #                                                119,120         3,970
Quality Systems* #                                         52,220         2,089
SAVVIS* #                                                  62,230         2,980
Semtech*                                                  123,972         1,671
Sonus Networks* #                                         441,557         3,563

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
Switch & Data Facilities* #                                87,810   $     1,591
Tessera Technologies* #                                   100,570         3,997
The9 ADR* #                                                54,310         1,832
THQ* #                                                    102,660         3,510
Varian Semiconductor
   Equipment Associates* #                                115,930         6,188
VistaPrint* #                                              69,500         2,662
                                                                    ------------
Total Information technology                                             75,984
                                                                    ------------

--------------------------------------------------------------------------------
MATERIALS--6.3%
--------------------------------------------------------------------------------
Brush Engineered Materials* #                              35,240         1,708
Century Aluminum* #                                        56,160         2,633
H.B. Fuller #                                             107,380         2,928
Hercules*                                                 113,310         2,214
PAN American Silver* #                                     87,020         2,575
RTI International Metals*                                  21,820         1,986
Silgan Holdings                                            49,130         2,511
Terra Industries*                                         119,650         2,094
                                                                    ------------
Total Materials                                                          18,649
                                                                    ------------

--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.8%
--------------------------------------------------------------------------------
Cogent Communications
   Group* #                                               141,710         3,349
SBA Communications, Cl A*                                  49,980         1,477
Time Warner Telecom, Cl A*                                167,690         3,483
                                                                    ------------
Total Telecommunication services                                          8,309
                                                                    ------------

--------------------------------------------------------------------------------
TOTAL COMMON STOCK
   (COST $244,694)                                                      289,331
================================================================================

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT HELD AS COLLATERAL
   FOR LOANED SECURITIES--62.3%
--------------------------------------------------------------------------------
Boston Global Investment Trust --
   Enhanced Portfolio (1)                             183,044,750       183,045
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENT HELD AS
   COLLATERAL FOR LOANED SECURITIES
   (COST $183,045)                                                      183,045
================================================================================

38 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
TURNER SMALL CAP GROWTH FUND

                                                                          Value
                                                           Shares         (000)
--------------------------------------------------------------------------------
CASH EQUIVALENT--2.7%
--------------------------------------------------------------------------------
BlackRock TempCash Fund,
   Institutional Shares, 5.227%**                       7,925,878   $     7,926
--------------------------------------------------------------------------------
TOTAL CASH EQUIVALENT
   (COST $7,926)                                                          7,926
================================================================================

--------------------------------------------------------------------------------
TOTAL INVESTMENTS--163.4%
   (COST $435,665)                                                     $480,302
================================================================================

Percentages are based on Net Assets of $294,021.***

  *   Non-income producing security

 **   Rate shown is the 7-day effective yield as of March 31, 2007.

***   This number has been rounded to the nearest thousand.

  + More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

  # Security fully or partially on loan at March 31, 2007. The total value of securities on loan at March 31, 2007, was $176,530,925.

(1) A private placement security. Units are non-transferable but may be redeemed at the NAV. The Fund lends securities in its portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Fund. As such, the Fund is liable for the investment losses. The Fund receives an annual fee for its participation in the Lending Agreement based on projected lending activity.

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 39

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (000)
March 31, 2007

                                                            Turner          Turner                          Turner
                                                         Concentrated        Core           Turner      International
                                                            Growth          Growth         Emerging      Core Growth
                                                             Fund            Fund        Growth Fund         Fund
----------------------------------------------------------------------------------------------------------------------
Assets:
----------------------------------------------------------------------------------------------------------------------
   Investment securities, at cost                       $      34,980   $     150,978   $     711,510   $       1,009
======================================================================================================================
   Investment securities, at value                      $      40,308*  $     166,250*  $     849,072*  $       1,025
   Receivable for investment securities sold                    1,391             932           8,963              18
   Receivable for capital shares sold                               1           1,240             494              --
   Receivable from investment adviser                              --              --              --               3
   Receivable for dividend and interest income                     12             206             479               2
----------------------------------------------------------------------------------------------------------------------
     Total assets                                              41,712         168,628         859,008           1,048
======================================================================================================================
Liabilities:
   Obligation to return securities lending collateral           5,136           1,788         257,869              --
   Payable for investment securities purchased                  1,072           2,722           7,895              31
   Payable to custodian                                            44              --              --              --
   Payable for capital shares redeemed                             19             205             145              --
   Payable due to investment adviser                               11              65             448              --
   Payable due to shareholder servicing                            11               6             125              --
   Payable due to administrator                                     4               7              73              --
   Payable due to Chief Compliance Officer                          1               2               9              --
   Payable due to distributor                                      --              --              --              --
   Other accrued expenses                                          14              32             117               4
----------------------------------------------------------------------------------------------------------------------
     Total liabilities                                          6,312           4,827         266,681              35
----------------------------------------------------------------------------------------------------------------------
       Net assets                                       $      35,400   $     163,801   $     592,327   $       1,013
======================================================================================================================
   *Includes market value of securities on loan         $       4,983   $       1,714   $     248,144   $          --
======================================================================================================================
Net assets:
   Portfolio capital of Institutional Class Shares      $          --   $     125,406   $          --   $       1,000
   Portfolio capital of Investor Class Shares                 184,098          24,679         412,995              --
   Portfolio capital of Retirement Class Shares                    --              --              --              --
   Undistributed net investment income/
     (Accumulated net investment loss)                           (113)             90          (1,440)              2
   Accumulated net realized gain (loss)
     on investments                                          (153,913)         (1,646)         43,210              (5)
   Net unrealized appreciation on investments                   5,328          15,272         137,562              16
----------------------------------------------------------------------------------------------------------------------
       Net assets                                       $      35,400   $     163,801   $     592,327   $       1,013
======================================================================================================================
Outstanding shares of beneficial interest (1)
   Institutional Class Shares (2)                                  --      11,007,341              --          99,448
----------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest (1)
   Investor Class Shares (2)                                4,373,368       2,148,465      10,317,848              --
----------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest (1)
   Retirement Class Shares (2)                                     --              --              --              --
----------------------------------------------------------------------------------------------------------------------
Net Assets -- Institutional Class Shares (2)            $          --   $ 137,125,435   $          --   $   1,012,725
----------------------------------------------------------------------------------------------------------------------
Net Assets -- Investor Class Shares (2)                 $  35,400,215   $  26,675,591   $ 592,326,510   $          --
----------------------------------------------------------------------------------------------------------------------
Net Assets -- Retirement Class Shares (2)               $          --   $          --   $          --   $          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption
   price per share -- Institutional Class Shares        $          --   $       12.46   $          --   $       10.18
----------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption
   price per share -- Investor Class Shares             $        8.09   $       12.42   $       57.41   $          --
----------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption
   price per share -- Retirement Class Shares           $          --   $          --   $          --   $          --
======================================================================================================================

                                                                     (Unaudited)
--------------------------------------------------------------------------------

                                                            Turner          Turner          Turner           Turner
                                                          Large Cap       Large Cap         Midcap           Midcap
                                                         Growth Fund      Value Fund     Equity Fund      Growth Fund
------------------------------------------------------------------------------------------------------------------------
Assets:
------------------------------------------------------------------------------------------------------------------------
   Investment securities, at cost                       $      19,837   $         718   $         237   $     1,044,135
========================================================================================================================
   Investment securities, at value                      $      22,970   $         787   $         239   $     1,260,536*
   Receivable for investment securities sold                      106              --               1             5,827
   Receivable for capital shares sold                              21              --              --             1,958
   Receivable from investment adviser                              --               2               5                --
   Receivable for dividend and interest income                     33               1              --               413
------------------------------------------------------------------------------------------------------------------------
     Total assets                                              23,130             790             245         1,268,734
========================================================================================================================
Liabilities:
   Obligation to return securities lending collateral              --              --              --           165,232
   Payable for investment securities purchased                     92              --               2             4,743
   Payable to custodian                                            --              --              --                --
   Payable for capital shares redeemed                            161              --              --             1,409
   Payable due to investment adviser                                2              --              --               595
   Payable due to shareholder servicing                            --              --              --                 1
   Payable due to administrator                                     3              --              --               135
   Payable due to Chief Compliance Officer                         --              --              --                17
   Payable due to distributor                                      --              --              --               247
   Other accrued expenses                                           9               7               6               258
------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                            267               7               8           172,637
------------------------------------------------------------------------------------------------------------------------
       Net assets                                       $      22,863   $         783   $         237   $     1,096,097
========================================================================================================================
   *Includes market value of securities on loan         $          --   $          --   $          --   $       159,330
========================================================================================================================
Net assets:
   Portfolio capital of Institutional Class Shares      $      35,665   $         675   $          --   $            --
   Portfolio capital of Investor Class Shares                       2              --             236         1,245,114
   Portfolio capital of Retirement Class Shares                    --              --              --             4,782
   Undistributed net investment income/
     (Accumulated net investment loss)                             15               1              --            (3,221)
   Accumulated net realized gain (loss)
     on investments                                           (15,952)             38              (1)         (366,979)
   Net unrealized appreciation on investments                   3,133              69               2           216,401
------------------------------------------------------------------------------------------------------------------------
       Net assets                                       $      22,863   $         783   $         237   $     1,096,097
========================================================================================================================
Outstanding shares of beneficial interest (1)
   Institutional Class Shares (2)                           3,895,925          64,947              12                --
------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest (1)
   Investor Class Shares (2)                                      238              --          23,432        36,164,240
------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest (1)
   Retirement Class Shares (2)                                     --              --              --           183,887
------------------------------------------------------------------------------------------------------------------------
Net Assets -- Institutional Class Shares (2)            $  22,861,313   $     783,046   $         126   $            --
------------------------------------------------------------------------------------------------------------------------
Net Assets -- Investor Class Shares (2)                 $       1,398   $          --   $     237,340   $ 1,090,695,613
------------------------------------------------------------------------------------------------------------------------
Net Assets -- Retirement Class Shares (2)               $          --   $          --   $          --   $     5,401,576
------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption
   price per share -- Institutional Class Shares        $        5.87   $       12.06   $       10.15   $            --
------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption
   price per share -- Investor Class Shares             $        5.87   $          --   $       10.13   $         30.16
------------------------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption
   price per share -- Retirement Class Shares           $          --   $          --   $          --   $         29.37
========================================================================================================================

                                                           Turner            Turner          Turner
                                                        New Enterprise     Small Cap        Small Cap
                                                            Fund          Equity Fund      Growth Fund
--------------------------------------------------------------------------------------------------------
Assets:
--------------------------------------------------------------------------------------------------------
   Investment securities, at cost                       $       24,354   $      70,585   $      435,665
========================================================================================================
   Investment securities, at value                      $       28,647*  $      79,540*  $      480,302*
   Receivable for investment securities sold                       743           1,005            3,871
   Receivable for capital shares sold                               --              56              346
   Receivable from investment adviser                               --              --               --
   Receivable for dividend and interest income                       1              48              161
--------------------------------------------------------------------------------------------------------
     Total assets                                               29,391          80,649          484,680
========================================================================================================
Liabilities:
   Obligation to return securities lending collateral            8,278           4,154          183,045
   Payable for investment securities purchased                     233             670            7,009
   Payable to custodian                                            420              --               --
   Payable for capital shares redeemed                               5              35              229
   Payable due to investment adviser                                 5              54              184
   Payable due to shareholder servicing                              6              16               91
   Payable due to administrator                                      3               9               36
   Payable due to Chief Compliance Officer                          --               1                5
   Payable due to distributor                                       --              --               --
   Other accrued expenses                                           26              31               60
--------------------------------------------------------------------------------------------------------
     Total liabilities                                           8,976           4,970          190,659
--------------------------------------------------------------------------------------------------------
       Net assets                                       $       20,415   $      75,679   $      294,021
========================================================================================================
   *Includes market value of securities on loan         $        7,958   $       3,886   $      176,531
========================================================================================================
Net assets:
   Portfolio capital of Institutional Class Shares      $           --   $          --   $           --
   Portfolio capital of Investor Class Shares                   27,680          62,474          326,741
   Portfolio capital of Retirement Class Shares                     --              --               --
   Undistributed net investment income/
     (Accumulated net investment loss)                            (128)           (218)            (876)
   Accumulated net realized gain (loss)
     on investments                                            (11,430)          4,468          (76,481)
   Net unrealized appreciation on investments                    4,293           8,955           44,637
--------------------------------------------------------------------------------------------------------
       Net assets                                       $       20,415   $      75,679   $      294,021
========================================================================================================
Outstanding shares of beneficial interest (1)
   Institutional Class Shares (2)                                   --              --               --
--------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest (1)
   Investor Class Shares (2)                                 2,989,988       4,418,576        9,855,111
--------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest (1)
   Retirement Class Shares (2)                                      --              --               --
--------------------------------------------------------------------------------------------------------
Net Assets -- Institutional Class Shares (2)            $           --   $          --   $           --
--------------------------------------------------------------------------------------------------------
Net Assets -- Investor Class Shares (2)                 $   20,415,213   $  75,678,601   $  294,020,557
--------------------------------------------------------------------------------------------------------
Net Assets -- Retirement Class Shares (2)               $           --   $          --   $           --
--------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption
   price per share -- Institutional Class Shares        $           --   $          --   $           --
--------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption
   price per share -- Investor Class Shares             $         6.83   $       17.13   $        29.83
--------------------------------------------------------------------------------------------------------
Net asset value, offering and redemption
   price per share -- Retirement Class Shares           $           --   $          --   $           --
========================================================================================================

(1) Unlimited authorization -- par value $0.00001.

(2) Shares and Net Assets have not been rounded.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                   TURNER FUNDS 2007 SEMIANNUAL REPORT | 40 & 41

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (000)

                                                                Turner         Turner                          Turner
                                                             Concentrated       Core          Turner       International
                                                                Growth         Growth        Emerging       Core Growth
                                                                 Fund           Fund        Growth Fund         Fund
                                                             -------------------------------------------------------------
                                                             10/1/06 thru   10/1/06 thru   10/1/06 thru   1/31/07(3) thru
                                                                3/31/07       3/31/07         3/31/07         3/31/07
--------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend                                                    $    61        $   695        $  2,432           $  3
   Securities lending                                                9              4             262             --
   Foreign taxes withheld                                           (1)            (9)             --             --
--------------------------------------------------------------------------------------------------------------------------
     Total investment income                                        69            690           2,694              3
--------------------------------------------------------------------------------------------------------------------------

Expenses:
   Investment advisory fees                                        134            504           2,953              1
   Administrator fees                                               28             98             431             --
   Shareholder service fees(1)                                      15             32             242             --
   Shareholder service fees(2)                                      --             --              --             --
   Distribution fees(1)                                             --             --              --             --
   Distribution fees(2)                                             --             --              --             --
   Chief Compliance Officer fees                                     1              4              19             --
   Transfer agent fees                                              30             56             409              4
   Custodian fees                                                    9             28              55              2
   Printing fees                                                     4             17              64             --
   Professional fees                                                 4             13              58             --
   Registration fees                                                 2              4              33             --
   Trustees' fees                                                    2              5              24             --
   Insurance and other fees                                          2              5              28              1
--------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                231            766           4,316              8
   Less:
       Investment advisory fee waiver                              (49)          (243)           (182)            (1)
       Administrator fee waiver                                     --            (39)             --             --
       Reimbursements of other operating expenses                   --             --              --             (6)
       Distribution fee waiver                                      --             --              --             --
--------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                  182            484           4,134              1
--------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                 (113)           206          (1,440)             2
--------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from securities sold                 2,583          1,066          45,071             (4)
   Net realized loss on foreign
     currency transactions                                          --             --              --             (1)
   Net unrealized appreciation (depreciation)
     on investments                                                (10)         6,838          23,031             16
--------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments
     and foreign currency transactions                           2,573          7,904          68,102             11
--------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from  operations       $ 2,460        $ 8,110        $ 66,662           $ 13
==========================================================================================================================

                                                                     (Unaudited)
--------------------------------------------------------------------------------


                                                                Turner         Turner           Turner          Turner
                                                               Large Cap     Large Cap          Midcap          Midcap
                                                              Growth Fund    Value Fund      Equity Fund     Growth Fund
-------------------------------------------------------------------------------------------------------------------------
                                                             10/1/06 thru   10/1/06 thru   1/31/07(3) thru   10/1/06 thru
                                                                3/31/07       3/31/07          3/31/07          3/31/07
-------------------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend                                                    $   106          $  6            $ --          $   3,301
   Securities lending                                                1             1              --                117
   Foreign taxes withheld                                           (2)           --              --                 (2)
-------------------------------------------------------------------------------------------------------------------------
     Total investment income                                       105             7              --              3,416
-------------------------------------------------------------------------------------------------------------------------

Expenses:
   Investment advisory fees                                         67             2              --              4,215
   Administrator fees                                               16             1              --                821
   Shareholder service fees(1)                                      --            --              --                445
   Shareholder service fees(2)                                      --            --              --                  5
   Distribution fees(1)                                             --            --              --                 --
   Distribution fees(2)                                             --            --              --                  5
   Chief Compliance Officer fees                                     1            --              --                 36
   Transfer agent fees                                              36            13               9                796
   Custodian fees                                                   15             3               1                 99
   Printing fees                                                     3            --              --                122
   Professional fees                                                 2            --              --                110
   Registration fees                                                 2            --              --                 64
   Trustees' fees                                                    1            --              --                 46
   Insurance and other fees                                          1            --              --                 55
-------------------------------------------------------------------------------------------------------------------------
     Total expenses                                                144            19              10              6,819
   Less:
       Investment advisory fee waiver                              (66)           (2)             --               (182)
       Administrator fee waiver                                     --            --              --                 --
       Reimbursements of other operating expenses                   --           (15)            (10)                --
       Distribution fee waiver                                      --            --              --                 --
-------------------------------------------------------------------------------------------------------------------------
     Net expenses                                                   78             2              --              6,637
-------------------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                   27             5              --             (3,221)
-------------------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from securities sold                   349            38              (1)            51,274
   Net realized loss on foreign
     currency transactions                                          --            --              --                 --
   Net unrealized appreciation (depreciation)
     on investments                                                758            14               2             51,721
-------------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments
     and foreign currency transactions                           1,107            52               1            102,995
-------------------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations        $ 1,134          $ 57            $  1          $  99,774
=========================================================================================================================

                                                                     Turner           Turner         Turner
                                                                 New Enterprise     Small Cap       Small Cap
                                                                      Fund         Equity Fund     Growth Fund
--------------------------------------------------------------------------------------------------------------
                                                                  10/1/06 thru     10/1/06 thru   10/1/06 thru
                                                                    3/31/07          3/31/07         3/31/07
--------------------------------------------------------------------------------------------------------------
Investment Income:
   Dividend                                                         $    15          $   256        $    713
   Securities lending                                                     4               29             167
   Foreign taxes withheld                                                --               --              --
--------------------------------------------------------------------------------------------------------------
     Total investment income                                             19              285             880
--------------------------------------------------------------------------------------------------------------

Expenses:
   Investment advisory fees                                             117              374           1,413
   Administrator fees                                                    17               57             206
   Shareholder service fees(1)                                            9               31             120
   Shareholder service fees(2)                                           --               --              --
   Distribution fees(1)                                                  --               68              --
   Distribution fees(2)                                                  --               --              --
   Chief Compliance Officer fees                                          1                3               9
   Transfer agent fees                                                   32               63             150
   Custodian fees                                                        14               25              38
   Printing fees                                                          3                8              32
   Professional fees                                                      2                8              28
   Registration fees                                                      2                4              16
   Trustees' fees                                                         1                3              11
   Insurance and other fees                                               1                5              13
--------------------------------------------------------------------------------------------------------------
     Total expenses                                                     199              649           2,036
   Less:
       Investment advisory fee waiver                                   (52)             (78)           (270)
       Administrator fee waiver                                          --               --              --
       Reimbursements of other operating expenses                        --               --              --
       Distribution fee waiver                                           --              (68)             --
--------------------------------------------------------------------------------------------------------------
     Net expenses                                                       147              503           1,766
--------------------------------------------------------------------------------------------------------------
     Net investment income (loss)                                      (128)            (218)           (886)
--------------------------------------------------------------------------------------------------------------
   Net realized gain (loss) from securities sold                      2,171            5,265          16,044
   Net realized loss on foreign
     currency transactions                                               --               --              --
   Net unrealized appreciation (depreciation)
     on investments                                                     124            1,921          19,968
--------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain on investments
     and foreign currency transactions                                2,295            7,186          36,012
--------------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations             $ 2,167          $ 6,968        $ 35,126
==============================================================================================================

(1) Attributable to Investor Class Shares only.

(2) Attributable to Retirement Class Shares only.

(3) Commencement of operations.

Amounts designated as "--" are either not applicable, $0 or have been rounded to $0.

                                   TURNER FUNDS 2007 SEMIANNUAL REPORT | 42 & 43

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                                                         Turner Concentrated
                                                                                                             Growth Fund
                                                                                                   --------------------------------
                                                                                                       10/1/06 thru      year ended
                                                                                                   3/31/07 (unaudited)     9/30/06
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
   Net investment income (loss)                                                                          $   (113)       $    (367)
   Net realized gain (loss) from securities sold                                                            2,583              103
   Net realized loss on foreign currency transactions                                                          --               --
   Net unrealized appreciation (depreciation) on investments                                                  (10)           1,947
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                                                   2,460            1,683
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
   Net investment income
     Institutional Class Shares                                                                                --               --
     Investor Class Shares                                                                                     --               --
   Realized capital gains
     Institutional Class Shares                                                                                --               --
     Investor Class Shares                                                                                     --               --
------------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions                                                                       --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
   Proceeds from shares issued                                                                                 --               --
   Proceeds from shares issued in lieu of cash distributions                                                   --               --
   Cost of shares redeemed                                                                                     --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Institutional Class Shares transactions                             --               --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Proceeds from shares issued                                                                              2,091           17,480
   Proceeds from shares issued in lieu of cash distributions                                                   --               --
   Cost of shares redeemed                                                                                 (7,331)         (11,762)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor Class Shares transactions                              (5,240)           5,718
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from capital share transactions                                   (5,240)           5,718
------------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                                                               (2,780)           7,401
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period                                                                                     38,180           30,779
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                                         $ 35,400        $  38,180
====================================================================================================================================
Undistributed net investment income
   (accumulated net investment loss)                                                                     $   (113)       $      --
====================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
   Issued                                                                                                      --               --
   Issued in lieu of cash distributions                                                                        --               --
   Redeemed                                                                                                    --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Institutional Class Shares                                                          --               --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Issued                                                                                                     264            2,225
   Issued in lieu of cash distributions                                                                        --               --
   Redeemed                                                                                                  (916)          (1,534)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                                                             (652)             691
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                                                                (652)             691
====================================================================================================================================

--------------------------------------------------------------------------------

                                                                           Turner Core                      Turner Emerging
                                                                           Growth Fund                        Growth Fund
                                                                --------------------------------------------------------------------
                                                                   10/1/06 thru       year ended      10/1/06 thru       year ended
                                                                3/31/07 (unaudited)     9/30/06    3/31/07 (unaudited)     9/30/06
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
   Net investment income (loss)                                     $       206       $     478        $   (1,440)       $  (3,209)
   Net realized gain (loss) from securities sold                          1,066          (1,095)           45,071           50,190
   Net realized loss on foreign currency transactions                        --              --                --               --
   Net unrealized appreciation (depreciation) on investments              6,838           4,497            23,031          (22,616)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                 8,110           3,880            66,662           24,365
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
   Net investment income
     Institutional Class Shares                                            (444)           (162)               --               --
     Investor Class Shares                                                  (52)             (1)               --               --
   Realized capital gains
     Institutional Class Shares                                              --              --                --               --
     Investor Class Shares                                                   --              --           (50,964)         (29,515)
------------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions                                   (496)           (163)          (50,964)         (29,515)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
   Proceeds from shares issued                                           65,415          40,388                --               --
   Proceeds from shares issued in lieu of cash distributions                444             109                --               --
   Cost of shares redeemed                                               (6,644)        (12,778)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Institutional
   Class Shares transactions                                             59,215          27,719                --               --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Proceeds from shares issued                                            4,050          24,928            41,407          147,890
   Proceeds from shares issued in lieu of cash distributions                 52               1            50,559           28,983
   Cost of shares redeemed                                               (2,483)         (1,870)          (80,564)        (108,604)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor
   Class Shares transactions                                              1,619          23,059            11,402           68,269
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from capital
     share transactions                                                  60,834          50,778            11,402           68,269
------------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                             68,448          54,495            27,100           63,119
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period                                                   95,353          40,858           565,227          502,108
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                    $   163,801       $  95,353        $  592,327        $ 565,227
====================================================================================================================================
Undistributed net investment income
   (accumulated net investment loss)                                $        90       $     380        $   (1,440)       $      --
====================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
   Issued                                                                 5,335           3,530                --               --
   Issued in lieu of cash distributions                                      36              10                --               --
   Redeemed                                                                (538)         (1,103)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Institutional Class Shares                     4,833           2,437                --               --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Issued                                                                   329           2,182               718            2,589
   Issued in lieu of cash distributions                                       4              --               898              533
   Redeemed                                                                (202)           (165)           (1,397)          (1,916)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                            131           2,017               219            1,206
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                             4,964           4,454               219            1,206
====================================================================================================================================

                                                                            Turner International           Turner Large Cap
                                                                              Core Growth Fund                Growth Fund
                                                                            --------------------------------------------------------
                                                                              1/31/07 (1) thru        10/1/06 thru       year ended
                                                                             3/31/07 (unaudited)   3/31/07 (unaudited)     9/30/06
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
   Net investment income (loss)                                                 $      2                $     27          $     80
   Net realized gain (loss) from securities sold                                      (4)                    349             7,523
   Net realized loss on foreign currency transactions                                 (1)                     --                --
   Net unrealized appreciation (depreciation) on investments                          16                     758            (5,052)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets resulting from operations                             13                   1,134             2,551
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
   Net investment income
     Institutional Class Shares                                                       --                     (66)             (109)
     Investor Class Shares                                                            --                      --                --
   Realized capital gains
     Institutional Class Shares                                                       --                      --                --
     Investor Class Shares                                                            --                      --                --
------------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions                                              --                     (66)             (109)
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
   Proceeds from shares issued                                                     1,000                   6,353            21,806
   Proceeds from shares issued in lieu of cash distributions                          --                      54               106
   Cost of shares redeemed                                                            --                  (4,124)          (47,869)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Institutional
   Class Shares transactions                                                       1,000                   2,283           (25,957)
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Proceeds from shares issued                                                        --                       2                --
   Proceeds from shares issued in lieu of cash distributions                          --                      --                --
   Cost of shares redeemed                                                            --                      --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor
   Class Shares transactions                                                          --                       2                --
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from capital share transactions           1,000                   2,285           (25,957)
------------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                                       1,013                   3,353           (23,515)
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period                                                                --                  19,510            43,025
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                                $  1,013                $ 22,863          $ 19,510
====================================================================================================================================
Undistributed net investment income
   (accumulated net investment loss)                                            $      2                $     15          $     54
====================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
   Issued                                                                             99                   1,094             3,911
   Issued in lieu of cash distributions                                               --                       9                19
   Redeemed                                                                           --                    (703)           (8,386)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Institutional Class Shares                                 99                     400            (4,456)
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Issued                                                                             --                      --                --
   Issued in lieu of cash distributions                                               --                      --                --
   Redeemed                                                                           --                      --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                                      --                      --                --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                                         99                     400            (4,456)
====================================================================================================================================

(1)   Commencement of Operations.

Amounts designated as "--" are either not applicable, $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                  TURNER FUNDS 2007 SEMIANNUAL REPORT | 44 & 45

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000)

                                                                                Turner Large Cap               Turner Midcap
                                                                                   Value Fund                   Equity Fund
                                                                       ---------------------------------------------------------
                                                                          10/1/06 thru       10/10/05 (1)    1/31/07 (1) thru
                                                                       3/31/07 (unaudited)   thru 9/30/06   3/31/07 (unaudited)
--------------------------------------------------------------------------------------------------------------------------------
Investment activities:
   Net investment income (loss)                                               $    5           $     7            $   --
   Net realized gain (loss) from securities sold                                  38                12                (1)
   Net unrealized appreciation (depreciation) on investments                      14                55                 2
--------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from operations              57                74                 1
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
   Net investment income
     Institutional Class Shares                                                   (9)               (2)               --
     Investor Class Shares                                                        --                --                --
     Retirement Class Shares                                                      --                --                --
   Realized capital gains
     Institutional Class Shares                                                  (12)               --                --
     Investor Class Shares                                                        --                --                --
     Retirement Class Shares                                                      --                --                --
--------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions                                         (21)               (2)               --
--------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
   Proceeds from shares issued                                                   230               506                --
   Proceeds from shares issued in lieu of cash distributions                      21                 2                --
   Cost of shares redeemed                                                       (84)               --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Institutional Class Shares
   transactions                                                                  167               508                --
--------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Proceeds from shares issued                                                    --                --               236
   Proceeds from shares issued upon reorganization of the
     Technology Fund into the New Enterprise Fund                                 --                --                --
   Proceeds from shares issued in lieu of cash distributions                      --                --                --
   Cost of shares redeemed                                                        --                --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor Class Shares
   transactions                                                                   --                --               236
--------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Proceeds from shares issued                                                    --                --                --
   Proceeds from shares issued in lieu of cash distributions                      --                --                --
   Cost of shares redeemed                                                        --                --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Retirement Class Shares transactions              --                --                --
--------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from capital share
     transactions                                                                167               508               236
--------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                                     203               580               237
--------------------------------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period                                                           580                --                --
--------------------------------------------------------------------------------------------------------------------------------
   End of period                                                              $  783           $   580            $  237
================================================================================================================================
Undistributed net investment income
   (accumulated net investment loss)                                          $    1           $     5            $   --
================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
   Issued                                                                         19                51                --
   Issued in lieu of cash distributions                                            2                --                --
   Redeemed                                                                       (7)               --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in Institutional Class Shares                                        14                51                --
--------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Issued                                                                         --                --                23
   Issued upon reorganization of the Technology Fund into the New                 --                --                --
     Enterprise Fund
   Issued in lieu of cash distributions                                           --                --                --
   Redeemed                                                                       --                --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                                  --                --                23
--------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Issued                                                                         --                --                --
   Issued in lieu of cash distributions                                           --                --                --
   Redeemed                                                                       --                --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase in Retirement Class Shares                                           --                --                --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                                     14                51                23
================================================================================================================================

--------------------------------------------------------------------------------

                                                                         Turner Midcap                        Turner New
                                                                          Growth Fund                      Enterprise Fund
                                                               ---------------------------------------------------------------------
                                                                  10/1/06 thru       year ended       10/1/06 thru       year ended
                                                               3/31/07 (unaudited)     9/30/06     3/31/07 (unaudited)    9/30/06
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
   Net investment income (loss)                                   $     (3,221)      $    (3,286)     $       (128)      $     (184)
   Net realized gain (loss) from securities sold                        51,274            76,426             2,171           (1,292)
   Net unrealized appreciation (depreciation) on investments            51,721           (35,031)              124              560
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       operations                                                       99,774            38,109             2,167             (916)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
   Net investment income
     Institutional Class Shares                                             --                --                --               --
     Investor Class Shares                                                  --                --                --               --
     Retirement Class Shares                                                --                --                --               --
   Realized capital gains
     Institutional Class Shares                                             --                --                --               --
     Investor Class Shares                                                  --                --                --               --
     Retirement Class Shares                                                --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions                                    --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
   Proceeds from shares issued                                              --                --                --               --
   Proceeds from shares issued in lieu of cash distributions                --                --                --               --
   Cost of shares redeemed                                                  --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Institutional Class Shares
   transactions                                                             --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Proceeds from shares issued                                         133,517           405,746             2,516           24,113
   Proceeds from shares issued upon reorganization of the
     Technology Fund into the New Enterprise Fund                           --                --                --           10,445
   Proceeds from shares issued in lieu of cash distributions                --                --                --               --
   Cost of shares redeemed                                            (255,556)         (286,382)           (8,308)         (18,746)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor Class
   Shares transactions                                                (122,039)          119,364            (5,792)          15,812
------------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Proceeds from shares issued                                           3,451             1,595                --               --
   Proceeds from shares issued in lieu of cash distributions                --                --                --               --
   Cost of shares redeemed                                                (734)             (986)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Retirement Class Shares
   transactions                                                          2,717               609                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from capital share           (119,322)          119,973            (5,792)          15,812
     transactions
------------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                           (19,548)          158,082            (3,625)          14,896
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period                                               1,115,645           957,563            24,040            9,144
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                  $  1,096,097       $ 1,115,645      $     20,415       $   24,040
====================================================================================================================================
Undistributed net investment income
   (accumulated net investment loss)                              $     (3,221)      $        --      $       (128)      $       --
====================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
   Issued                                                                   --                --                --               --
   Issued in lieu of cash distributions                                     --                --                --               --
   Redeemed                                                                 --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Institutional Class Shares                                  --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Issued                                                                4,528            14,224               368            3,566
   Issued upon reorganization of the Technology Fund into
     the New Enterprise Fund                                                --                --                --            1,675
   Issued in lieu of cash distributions                                     --                --                --               --
   Redeemed                                                             (8,657)          (10,145)           (1,219)          (2,960)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                        (4,129)            4,079              (851)           2,281
------------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Issued                                                                  119                57                --               --
   Issued in lieu of cash distributions                                     --                --                --               --
   Redeemed                                                                (26)              (37)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Retirement Class Shares                                     93                20                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                           (4,036)            4,099              (851)           2,281
====================================================================================================================================

                                                                         Turner Small Cap                  Turner Small Cap
                                                                            Equity Fund                       Growth Fund
                                                               ---------------------------------------------------------------------
                                                                  10/1/06 thru        year ended      10/1/06 thru       year ended
                                                               3/31/07 (unaudited)     9/30/06     3/31/07 (unaudited)     9/30/06
------------------------------------------------------------------------------------------------------------------------------------
Investment activities:
   Net investment income (loss)                                   $       (218)      $      (300)     $       (886)      $   (2,093)
   Net realized gain (loss) from securities sold                         5,265             5,261            16,044           39,786
   Net unrealized appreciation (depreciation) on investments             1,921            (1,840)           19,968          (21,999)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting from
       operations                                                        6,968             3,121            35,126           15,694
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
   Net investment income
     Institutional Class Shares                                             --                --                --               --
     Investor Class Shares                                                  --                --                --               --
     Retirement Class Shares                                                --                --                --               --
   Realized capital gains
     Institutional Class Shares                                             --                --                --               --
     Investor Class Shares                                              (5,701)               --                --               --
     Retirement Class Shares                                                --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
       Total dividends and distributions                                (5,701)               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Capital share transactions:
Institutional Class Shares
   Proceeds from shares issued                                              --                --                --               --
   Proceeds from shares issued in lieu of cash distributions                --                --                --               --
   Cost of shares redeemed                                                  --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Institutional Class Shares
   transactions                                                             --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Proceeds from shares issued                                           3,943            21,402            51,872          114,978
   Proceeds from shares issued upon reorganization of the
     Technology Fund into the New Enterprise Fund                           --                --                --               --
   Proceeds from shares issued in lieu of cash distributions             5,671                --                --               --
   Cost of shares redeemed                                             (16,542)          (10,896)          (41,248)        (139,550)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Investor Class
   Shares transactions                                                  (6,928)           10,506            10,624          (24,572)
------------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Proceeds from shares issued                                              --                --                --               --
   Proceeds from shares issued in lieu of cash distributions                --                --                --               --
   Cost of shares redeemed                                                  --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Retirement Class Shares
   transactions                                                             --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets from capital share             (6,928)           10,506            10,624          (24,572)
     transactions
------------------------------------------------------------------------------------------------------------------------------------
     Total increase (decrease) in net assets                            (5,661)           13,627            45,750           (8,878)
------------------------------------------------------------------------------------------------------------------------------------
Net assets:
   Beginning of period                                                  81,340            67,713           248,271          257,149
------------------------------------------------------------------------------------------------------------------------------------
   End of period                                                  $     75,679       $    81,340      $    294,021       $  248,271
====================================================================================================================================
Undistributed net investment income
   (accumulated net investment loss)                              $       (218)      $        --      $       (876)      $       10
====================================================================================================================================
Shares issued and redeemed:
Institutional Class Shares
   Issued                                                                   --                --                --               --
   Issued in lieu of cash distributions                                     --                --                --               --
   Redeemed                                                                 --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Institutional Class Shares                                  --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Investor Class Shares
   Issued                                                                  229             1,231             1,805            4,244
   Issued upon reorganization of the Technology Fund into
     the New Enterprise Fund                                                --                --                --               --
   Issued in lieu of cash distributions                                    336                --                --               --
   Redeemed                                                               (947)             (647)           (1,435)          (5,180)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in Investor Class Shares                          (382)              584               370             (936)
------------------------------------------------------------------------------------------------------------------------------------
Retirement Class Shares
   Issued                                                                   --                --                --               --
   Issued in lieu of cash distributions                                     --                --                --               --
   Redeemed                                                                 --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase in Retirement Class Shares                                     --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in share transactions                             (382)              584               370             (936)
====================================================================================================================================

(1) Commencement of Operations.

Amounts designated as "--" are either not applicable, $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                  TURNER FUNDS 2007 SEMIANNUAL REPORT | 46 & 47

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     Realized and
           Net asset       Net        unrealized      Total      Dividends    Distributions
            value,     investment       gains          from       from net         from           Total
           beginning     income      (losses) on    investment   investment      capital      dividends and
           of period     (loss)      investments    operations     income         gains       distributions
------------------------------------------------------------------------------------------------------------
Turner Concentrated Growth Fund -- Investor Class Shares
--------------------------------------------------------
2007*       $  7.60      (0.02) (3)      0.51          0.49           --            --             --
2006        $  7.10      (0.08) (3)      0.58          0.50           --            --             --
2005        $  5.82      (0.02)          1.30          1.28           --            --             --
2004        $  6.05      (0.07)         (0.16)        (0.23)          --            --             --
2003        $  4.03      (0.04)          2.06          2.02           --            --             --
2002        $  5.76         --          (1.73)        (1.73)          --            --             --
-----------------------------------------------------
Turner Core Growth Fund -- Institutional Class Shares
-----------------------------------------------------
2007*       $ 11.65       0.05           0.81          0.86        (0.05)           --           (0.05)
2006        $ 10.93       0.06           0.69          0.75        (0.03)           --           (0.03)
2005        $  8.84       0.02           2.07          2.09           --            --              --
2004        $  8.04      (0.03)          0.83          0.80           --            --              --
2003        $  6.29      (0.03)          1.78          1.75           --            --              --
2002        $  8.18      (0.03)         (1.86)        (1.89)          --            --              --
------------------------------------------------
Turner Core Growth Fund -- Investor Class Shares
------------------------------------------------
2007*       $ 11.61       0.03           0.81          0.84        (0.03)           --           (0.03)
2006        $ 10.93       0.07           0.64          0.71        (0.03)           --           (0.03)
2005 (2)    $ 10.58         --           0.35          0.35           --            --              --
----------------------------------------------------
Turner Emerging Growth Fund -- Investor Class Shares
----------------------------------------------------
2007*       $ 55.97      (0.14) (3)      6.80          6.66           --         (5.22)          (5.22)
2006        $ 56.46      (0.32) (3)      3.02          2.70           --         (3.19)          (3.19)
2005        $ 50.02      (0.46) (3)     13.35         12.89           --         (6.45)          (6.45)
2004        $ 41.38      (0.39)         10.04          9.65           --         (1.01)          (1.01)
2003        $ 32.04      (0.25)          9.59          9.34           --            --              --
2002        $ 32.08      (0.33)          0.29 (5)     (0.04)          --            --              --
-------------------------------------------------------------------
Turner International Core Growth Fund -- Institutional Class Shares
-------------------------------------------------------------------
2007* (6)   $ 10.00       0.02 (3)       0.16          0.18           --            --              --
----------------------------------------------------------
Turner Large Cap Growth Fund -- Institutional Class Shares
----------------------------------------------------------
2007*       $  5.58       0.01 (3)       0.30          0.31        (0.02)           --           (0.02)
2006        $  5.41       0.01 (3)       0.17          0.18        (0.01)           --           (0.01)
2005        $  4.83       0.01 (3)       0.57          0.58           --**          --              --
2004        $  4.62         --           0.21          0.21           --**          --              --
2003        $  3.50         --           1.12          1.12           --**          --              --
2002        $  4.70         --          (1.20)        (1.20)          --            --              --
-----------------------------------------------------
Turner Large Cap Growth Fund -- Investor Class Shares
-----------------------------------------------------
2007* (6)   $  5.92       0.01          (0.06)        (0.05)          --            --              --
---------------------------------------------------------
Turner Large Cap Value Fund -- Institutional Class Shares
---------------------------------------------------------
2007*       $ 11.44       0.08 (3)       0.91          0.99        (0.15)        (0.22)          (0.37)
2006 (4)    $ 10.00       0.16 (3)       1.33          1.49        (0.05)           --           (0.05)

                                                                                 Ratio of net
                                       Net        Ratio of     Ratio of total     investment
            Net asset              assets end   net expenses      expenses      income (loss)   Portfolio
           value, end    Total      of period    to average      to average       to average     turnover
            of period   return        (000)     net assets++     net assets      net assets++    rate+++
----------------------------------------------------------------------------------------------------------
Turner Concentrated Growth Fund -- Investor Class Shares
--------------------------------------------------------
2007*        $  8.09      6.45%+   $   35,400       0.96%           1.21%           (0.59)%        80.19%
2006         $  7.60      7.04%    $   38,180       1.59%           1.79%           (1.01)%       250.81%
2005         $  7.10     21.99%    $   30,779       1.15%           1.41%           (0.57)%       329.52%
2004         $  5.82     (3.80)%   $   39,109       1.42%           1.57%           (0.99)%       498.78%
2003         $  6.05     50.12%    $   47,004       1.23%           1.60%           (0.90)%       762.18%
2002         $  4.03    (30.03)%   $   29,182       0.30%           1.17%           (0.03)%     1,182.61%
-----------------------------------------------------
Turner Core Growth Fund -- Institutional Class Shares
-----------------------------------------------------
2007*        $ 12.46      7.37%+   $  137,125       0.67%           1.09%            0.36%         50.40%
2006         $ 11.65      6.91%    $   71,935       0.59%           1.20%            0.77%        123.67%
2005         $ 10.93     23.64%    $   40,857       0.69% (1)       1.60%            0.46%        136.36%
2004         $  8.84      9.95%    $    5,080       1.25%           1.97%           (0.27)%       104.00%
2003         $  8.04     27.82%    $    5,528       1.25%           2.14%           (0.34)%       187.00%
2002         $  6.29    (23.11)%   $    4,747       1.25%           1.91%           (0.33)%       313.00%
------------------------------------------------
Turner Core Growth Fund -- Investor Class Shares
------------------------------------------------
2007*        $ 12.42      7.20%+   $   26,676       0.94%           1.34%            0.08%         50.40%
2006         $ 11.61      6.52%    $   23,418       0.94%           1.43%            0.23%        123.67%
2005 (2)     $ 10.93      3.31%+   $        1       0.83%           2.50%            0.33%        136.36%
----------------------------------------------------
Turner Emerging Growth Fund -- Investor Class Shares
----------------------------------------------------
2007*        $ 57.41     12.08%+   $  592,327       1.40%           1.46%           (0.49)%        53.38%
2006         $ 55.97      4.95%    $  565,227       1.40%           1.44%           (0.57)%        77.87%
2005         $ 56.46     27.90%    $  502,108       1.40%           1.44%           (0.90)%        73.50%
2004         $ 50.02     23.54%    $  366,692       1.40%           1.42%           (0.85)%       122.45%
2003         $ 41.38     29.15%    $  253,840       1.40%           1.44%           (0.81)%       147.77%
2002         $ 32.04     (0.12)%   $  178,130       1.31%           1.42%           (0.88)%        88.89%
-------------------------------------------------------------------
Turner International Core Growth Fund -- Institutional Class Shares
-------------------------------------------------------------------
2007* (6)    $ 10.18      1.80%+   $    1,013       1.14%           6.02%            1.19%         29.01%
----------------------------------------------------------
Turner Large Cap Growth Fund -- Institutional Class Shares
----------------------------------------------------------
2007*        $  5.87      5.50%+   $   22,861       0.71%           1.30%            0.24%         51.71%
2006         $  5.58      3.40%    $   19,510       0.75%           1.16%            0.26%        194.17%
2005         $  5.41     12.09%    $   43,025       0.75%           1.10%            0.16%        154.66%
2004         $  4.83      4.64%    $   67,991       0.75%           0.94%            0.11%        165.94%
2003         $  4.62     32.01%    $   79,416       0.75%           0.97%            0.03%        201.35%
2002         $  3.50    (25.53)%   $   59,971       0.65%           0.90%              --%        272.99%
-----------------------------------------------------
Turner Large Cap Growth Fund -- Investor Class Shares
-----------------------------------------------------
2007* (6)    $  5.87     (0.84)%+  $        2       0.30%           0.74%            1.06%         51.71%
---------------------------------------------------------
Turner Large Cap Value Fund -- Institutional Class Shares
---------------------------------------------------------
2007*        $ 12.06      8.70%+   $      783       0.63%           5.41%            1.34%        124.51%
2006 (4)     $ 11.44     14.92%+   $      580       0.59%           7.71%            1.52%        251.67%

* For the six-month period ended March 31, 2007, unless otherwise indicated (unaudited). All ratios for the period have been annualized.

**    Amount represents less than $0.01 per share.

+     Total return is for the period indicated and has not been annualized.

++    Inclusive of fees paid indirectly, waivers and/or reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1) For the period October 1, 2004 through February 25, 2005, the total expense cap was 1.25%. Effective February 26, 2005, the total expense cap was changed to 0.59%.

(2) Commenced operations on August 1, 2005. All ratios for the period have been annualized.

(3)   Based on average shares outstanding.

(4) Commenced operations on October 10, 2005. All ratios for the period have been annualized.

(5) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

(6) Commenced operations on January 31, 2007. All ratios for the period have been annualized.

Amounts designated as "--" are either $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                   TURNER FUNDS 2007 SEMIANNUAL REPORT | 48 & 49

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                     Realized and
            Net asset       Net       unrealized       Total      Dividends   Distributions    Tax
              value,    investment      gains          from       from net        from        Return        Total
            beginning     income     (losses) on    investment   investment      capital        of      dividends and
            of period     (loss)     investments    operations     income         gains       Capital   distributions
-----------------------------------------------------------------------------------------------------------------------
Turner Midcap Equity Fund -- Institutional Class Shares
-------------------------------------------------------
2007* (4)    $ 10.00      0.01          0.14           0.15           --            --            --          --

--------------------------------------------------
Turner Midcap Equity Fund -- Investor Class Shares
--------------------------------------------------
2007* (4)    $ 10.00        --          0.13           0.13           --            --            --          --

--------------------------------------------------
Turner Midcap Growth Fund -- Investor Class Shares
--------------------------------------------------
2007*        $ 27.63     (0.08) (1)     2.61           2.53           --            --            --          --
2006         $ 26.39     (0.08) (1)     1.32           1.24           --            --            --          --
2005         $ 20.99     (0.19) (1)     5.59           5.40           --            --            --          --
2004         $ 19.54     (0.18) (1)     1.63           1.45           --            --            --          --
2003         $ 13.78     (0.14) (1)     5.90           5.76           --            --            --          --
2002         $ 17.40     (0.14)        (3.48)         (3.62)          --            --            --          --

----------------------------------------------------
Turner Midcap Growth Fund -- Retirement Class Shares
----------------------------------------------------
2007*        $ 26.96     (0.15) (1)     2.56           2.41           --            --            --          --
2006         $ 25.89     (0.23) (1)     1.30           1.07           --            --            --          --
2005         $ 20.69     (0.30) (1)     5.50           5.20           --            --            --          --
2004         $ 19.36     (0.28) (1)     1.61           1.33           --            --            --          --
2003         $ 13.72     (0.23) (1)     5.87           5.64           --            --            --          --
2002         $ 17.41     (0.22) (1)    (3.47)         (3.69)          --            --            --          --

---------------------------------------------------
Turner New Enterprise Fund -- Investor Class Shares
---------------------------------------------------
2007*        $  6.26     (0.04) (1)     0.61           0.57           --            --            --          --
2006         $  5.86     (0.07) (1)     0.47 (2)       0.40           --            --            --          --
2005         $  4.52     (0.03)         1.37           1.34           --            --            --          --
2004         $  4.34     (0.06)         0.24 (2)       0.18           --            --            --          --
2003         $  2.27     (0.02)         2.09           2.07           --            --            --          --
2002         $  3.29     (0.04)        (0.98)         (1.02)          --            --            --          --

-----------------------------------------------------
Turner Small Cap Equity Fund -- Investor Class Shares
-----------------------------------------------------
2007*        $ 16.94     (0.05) (1)     1.54           1.49           --         (1.30)           --       (1.30)
2006         $ 16.06     (0.07) (1)     0.95           0.88           --            --            --          --
2005         $ 13.92     (0.11) (1)     2.25           2.14           --            --            --          --
2004         $ 12.27     (0.02)         2.95           2.93           --         (1.23)        (0.05)      (1.28)
2003         $  9.30     (0.02)         3.00           2.98        (0.01)           --            --       (0.01)
2002 (3)     $ 10.00        --         (0.70)         (0.70)          --            --            --          --

-----------------------------------------------------
Turner Small Cap Growth Fund -- Investor Class Shares
-----------------------------------------------------
2007*        $ 26.17     (0.09) (1)     3.75           3.66           --            --            --          --
2006         $ 24.68     (0.21) (1)     1.70           1.49           --            --            --          --
2005         $ 21.33     (0.01)         3.36           3.35           --            --            --          --
2004         $ 18.88     (0.19)         2.64           2.45           --            --            --          --
2003         $ 12.62     (0.12)         6.38           6.26           --            --            --          --
2002         $ 15.65     (0.20)        (2.83)         (3.03)          --            --            --          --

                                                                                  Ratio of net
                                        Net         Ratio of     Ratio of total    investment
            Net asset               assets end    net expenses      expenses      income (loss)    Portfolio
            value, end    Total      of period     to average      to average      to average       turnover
            of period     return       (000)      net assets++     net assets     net assets++      rate+++
-------------------------------------------------------------------------------------------------------------
Turner Midcap Equity Fund -- Institutional Class Shares
-------------------------------------------------------
2007* (4)    $ 10.15      1.50%+    $        --       0.62%          36.19%           0.61%         12.05%

--------------------------------------------------
Turner Midcap Equity Fund -- Investor Class Shares
--------------------------------------------------
2007* (4)    $ 10.13      1.30%+    $       237       1.17%          31.76%           0.18%         12.05%

--------------------------------------------------
Turner Midcap Growth Fund -- Investor Class Shares
--------------------------------------------------
2007*        $ 30.16      9.16%+    $ 1,090,696       1.18%           1.21%          (0.57)%        88.38%
2006         $ 27.63      4.70%     $ 1,113,201       1.18%           1.18%          (0.30)%       134.55%
2005         $ 26.39     25.73%     $   955,730       1.20%           1.20%          (0.78)%       151.63%
2004         $ 20.99      7.42%     $   857,899       1.16%           1.16%          (0.84)%       167.17%
2003         $ 19.54     41.80%     $   773,788       1.15%           1.18%          (0.87)%       208.80%
2002         $ 13.78    (20.80)%    $   561,244       1.05%           1.16%          (0.81)%       259.62%

----------------------------------------------------
Turner Midcap Growth Fund -- Retirement Class Shares
----------------------------------------------------
2007*        $ 29.37      8.94%+    $     5,401       1.58%           1.62%          (1.05)%        88.38%
2006         $ 26.96      4.13%     $     2,444       1.68%           1.68%          (0.83)%       134.55%
2005         $ 25.89     25.13%     $     1,833       1.70%           1.70%          (1.28)%       151.63%
2004         $ 20.69      6.87%     $     1,395       1.66%           1.66%          (1.35)%       167.17%
2003         $ 19.36     41.11%     $       423       1.65%           1.68%          (1.36)%       208.80%
2002         $ 13.72    (21.19)%    $       102       1.55%           1.66%          (1.25)%       259.62%

---------------------------------------------------
Turner New Enterprise Fund -- Investor Class Shares
---------------------------------------------------
2007*        $  6.83      9.11%+    $    20,415       1.23%           1.67%          (1.07)%        95.80%
2006         $  6.26      6.83%     $    24,040       1.61%           2.06%          (1.02)%       234.62%
2005         $  5.86     29.65%     $     9,144       1.36%           1.87%          (1.14)%       226.82%
2004         $  4.52      4.15%     $    10,805       1.18%           1.51%          (0.83)%       382.08%
2003         $  4.34     91.19%     $    13,468       1.16%           1.99%          (0.95)%       451.37%
2002         $  2.27    (31.00)%    $     3,198       0.98%           2.04%          (0.92)%       754.09%

-----------------------------------------------------
Turner Small Cap Equity Fund -- Investor Class Shares
-----------------------------------------------------
2007*        $ 17.13      8.94%+    $    75,679       1.28%           1.65%          (0.55)%        77.91%
2006         $ 16.94      5.48%     $    81,340       1.24%           1.70%          (0.39)%       143.43%
2005         $ 16.06     15.37%     $    67,713       1.43%           1.67%          (0.71)%       170.22%
2004         $ 13.92     24.75%     $    29,171       1.35%           1.94%          (0.25)%       221.99%
2003         $ 12.27     32.04%     $    12,557       1.32%           2.05%          (0.26)%       287.39%
2002 (3)     $  9.30     (7.00)%+   $     7,260       1.35%           3.02%          (0.07)%        86.94%

-----------------------------------------------------
Turner Small Cap Growth Fund -- Investor Class Shares
-----------------------------------------------------
2007*        $ 29.83     13.99%+    $   294,021       1.25%           1.44%          (0.63)%        65.75%
2006         $ 26.17      6.04%     $   248,271       1.25%           1.42%          (0.79)%       154.27%
2005         $ 24.68     15.71%     $   257,149       1.25%           1.44%          (0.91)%       152.96%
2004         $ 21.33     12.98%     $   237,213       1.25%           1.41%          (0.95)%       151.02%
2003         $ 18.88     49.60%     $   192,791       1.25%           1.41%          (0.79)%       187.95%
2002         $ 12.62    (19.36)%    $   144,181       1.25%           1.40%          (0.99)%       188.34%

* For the six-month period ended March 31, 2007, unless otherwise indicated (unaudited). All ratios for the period have been annualized.

+     Total return is for the period indicated and has not been annualized.

++    Inclusive of fees paid indirectly, waivers and/or reimbursements.

+++   Excludes effect of in-kind transfers and mergers.

(1)   Based on average shares outstanding.

(2) The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

(3) Commenced operations on March 4, 2002. All ratios for the period have been annualized.

(4) Commenced operations on January 31, 2007. All ratios for the period have been annualized.

Amounts designated as "--" are either $0, or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                   TURNER FUNDS 2007 SEMIANNUAL REPORT | 50 & 51

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
March 31, 2007

1. ORGANIZATION:

Turner Funds (the "Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with eleven active portfolios as of March 31, 2007. The financial statements included herein are those of the Turner Concentrated Growth Fund (the "Concentrated Growth Fund"), the Turner Core Growth Fund (the "Core Growth Fund"), the Turner Emerging Growth Fund (the "Emerging Growth Fund"), the Turner International Core Growth Fund (the "International Core Growth Fund"), the Turner Large Cap Growth Fund (the "Large Cap Growth Fund"), the Turner Large Cap Value Fund (the "Large Cap Value Fund"), the Turner Midcap Equity Fund (the "Midcap Equity Fund"), the Turner Midcap Growth Fund (the "Midcap Growth Fund"), the Turner New Enterprise Fund (the "New Enterprise Fund"), the Turner Small Cap Equity Fund (the "Small Cap Equity Fund") and the Turner Small Cap Growth Fund (the "Small Cap Growth Fund"), each a "Fund" and collectively the "Funds." The Large Cap Value Fund commenced operations on October 10, 2005. The International Core Growth Fund and the Midcap Equity Fund commenced operations on January 31, 2007.

Each Fund is registered as a diversified portfolio of the Trust with the exception of the Large Cap Growth Fund and the Concentrated Growth Fund, each of which are non-diversified.

The Funds are registered to offer different classes of shares: Institutional Class Shares, Investor Class Shares, Retirement Class Shares, or a combination of the three. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered.

Effective February 25, 2005, the Constellation TIP Core Growth Fund reorganized with and into a newly-created series of the Turner Funds, the Turner Core Growth Fund. Prior to the reorganization, the Constellation TIP Tax Managed U.S. Equity Fund changed its name to the Constellation TIP Core Growth Fund. It also changed the Fund's non-fundamental investment objective from seeking long-term capital appreciation while attempting to minimize the impact of taxes on returns earned by shareholders to seeking long-term capital appreciation. Each shareholder received a number of shares of the Turner Core Growth Fund, Institutional Class Shares, equal in dollar value and in the number of shares of the Constellation TIP Core Growth Fund.

On September 27, 2006, the assets of the Turner Technology Fund (the "Technology Fund") were reorganized into the New Enterprise Fund. Under the Agreement and Plan of Reorganization, 1,589,625 shares of the Technology Fund were exchanged for 1,674,572 shares of the New Enterprise Fund in a tax-free exchange.

Upon the business combination of such Funds on September 27, 2006, the net assets of the Technology Fund, which included paid-in-capital of $137,747,073, accumulated realized losses of $129,088,165 and unrealized gains of $1,786,570, combined with the New Enterprise Fund were $24,141,573. The aggregate net assets of the Technology and New Enterprise Funds immediately before the reorganization were $10,445,478 and $13,696,095, respectively.

The Emerging Growth, Small Cap Equity and Small Cap Growth Funds were closed to new investors on March 7, 2000, May 1, 2005 and July 31, 2004, respectively.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds.

      USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION--Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

      Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended;

52 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

      the security has been delisted from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

      For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund's Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator and approved by the Committee, the Administrator notifies the Adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

      The Fund uses FT Interactive Data Corp. ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities in the International Core Growth Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by FT in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a "confidence interval" which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the International Core Growth Fund values its non-U.S. securities that exceed the applicable "confidence interval" based upon the fair values provided by FT. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by FT are not reliable, the Adviser contacts the International Core Growth Fund's Administrator and may request that a meeting of the Committee be held.

      If a local market in which the International Core Growth Fund owns securities is closed for one or more days or a portion of a day, the International Core Growth Fund shall value all securities held in that corresponding currency based on the fair value prices provided by FT using the predetermined confidence interval discussed above.

      SECURITY TRANSACTIONS AND RELATED INCOME--Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

      FOREIGN CURRENCY TRANSLATION--The books and records of the International Core Growth Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The International Core Growth Fund does not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the International Core Growth Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      EXPENSES--Expenses that are specifically attributed to one of the Funds are charged to that Fund. Certain other expenses of the Funds are prorated among the Funds on the basis of relative daily net assets. Other common expenses of the Trust are allocated among the Funds on the basis of relative daily net assets.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

      CLASSES--Class specific expenses are borne by that class. Income, non-class specific expenses and realized/unrealized gains and losses are allocated to the respective classes on the basis of the relative daily net assets.

      DIVIDENDS AND DISTRIBUTIONS--The Funds declare and distribute net investment income, if any, annually, as a dividend to shareholders. Any net realized capital gains on sales of securities for all Funds are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and trustees of the Trust are also officers or employees of Turner Investment Partners, Inc. ("Turner") or SEI Global Mutual Funds Services ("SEI"), the Trust's sub-administrator. With the exception of the Trust's Chief Compliance Officer, such officers are paid no fees by the Trust for serving as officers and trustees of the Trust.

SEI Investments Distribution Co. (the "Distributor") provides distribution services to the Funds under a Distribution Agreement. Prior to January 1, 2006, Constellation Investment Distribution Company, Inc. provided distribution services to the Funds.

4. ADMINISTRATION, SHAREHOLDER SERVICING, AND DISTRIBUTION AGREEMENTS:

Turner provides administrative services to the Funds under Administration Agreements with the Trust. For its services, Turner receives an annual fee of 0.15% of the aggregate average daily net assets of the Trust up to $2 billion and 0.12% of the aggregate average daily net assets of the Trust over $2 billion. Prior to February 1, 2007, Turner had contractually agreed to limit its administrator fee in the Core Growth Fund, Institutional Class Shares to 0.05% through January 31, 2007. Effective February 1, 2007, Turner has discontinued this arrangement. Under a separate Sub-Administration Agreement between Turner and SEI, SEI provides sub-administrative services to the Trust. For the six months ended March 31, 2007, SEI was paid $487,707 by Turner.

The Funds have adopted a Distribution Plan for Investor Class and Retirement Class Shares (the "Distribution Plan") under which firms, including the Distributor, that provide distribution services may receive compensation. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, the Distributor is entitled to receive aggregate fees for distribution services not exceeding seventy-five basis points (0.75%) of the Fund's average daily net assets attributable to Investor Class or Retirement Class Shares that are subject to the arrangement in return for providing a broad range of distribution services. Currently, the Retirement Class Shares of the Midcap Growth Fund pay the Distributor 0.25% in distribution fees.

The Funds have also adopted Shareholder Services Plans (the "Shareholder Services Plans"). Under the Shareholder Services Plans, Service Providers are entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of each Fund's average daily net assets attributable to Investor Class and Retirement Class Shares that are subject to the arrangement in return for providing shareholder services. Currently, Investor Class Shares of the Concentrated Growth Fund, Core Growth Fund, Emerging Growth Fund, Large Cap Growth Fund, Midcap Equity Fund, Midcap Growth Fund, New Enterprise Fund, Small Cap Equity Fund, and Small Cap Growth Fund, and Retirement Class Shares of the Midcap Growth Fund pay 0.25% in shareholder servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The following Funds reimbursed Turner for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds during the six months ended March 31, 2007:

                                                                         AMOUNT
                                                                       ---------
Concentrated Growth Fund                                               $  14,998
Core Growth Fund                                                          24,442
Emerging Growth Fund                                                     357,251
International Core Growth Fund                                                --
Large Cap Growth Fund                                                     17,578
Large Cap Value Fund                                                          --
Midcap Equity Fund                                                            --
Midcap Growth Fund                                                       627,385
New Enterprise Fund                                                        7,642
Small Cap Equity Fund                                                     46,097
Small Cap Growth Fund                                                    118,599

5. INVESTMENT ADVISORY AGREEMENT:

The Trust and Turner are parties to an Investment Advisory Agreement dated April 28, 1996 under which Turner receives a fee that is calculated daily and paid monthly, based on the average daily net assets of certain Funds. Pursuant to an Amended and Restated Advisory Agreement dated November 17, 2006, Turner Investment Management LLC, an affiliate of Turner, serves as the investment adviser for the Small Cap Equity Fund and Midcap Equity Fund.

For their services, Turner and Turner Investment Management LLC receive annual fees which are calculated daily and paid monthly, based on average daily net assets. Turner and Turner Investment Management LLC have agreed to waive all or a portion of their fees and to reimburse expenses in order to limit operating expenses to a specified percentage of the average daily net assets of certain Funds on an annualized basis. These waivers

54 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

and reimbursements may be terminated at any time. Accordingly, the advisory fee and expense caps for certain Funds are as follows:

                                            ADVISORY FEES   TOTAL EXPENSE CAP(8)
                                            -------------   --------------------
Core Growth Fund                                0.75%           0.69%(1),(3)
Emerging Growth Fund                            1.00            1.40
International Core Growth Fund                  0.85            1.10(1)
Large Cap Growth Fund                           0.60            0.69(1)(4)
Large Cap Value Fund                            0.60            0.69(5)
Midcap Equity Fund                              0.75            0.90
Midcap Growth Fund                              0.75            1.18(2)(6)
Small Cap Equity Fund                           0.95            1.45(7)
Small Cap Growth Fund                           1.00            1.25

(1) REPRESENTS MAXIMUM EXPENSE CAP FOR INSTITUTIONAL CLASS SHARES WHERE FUNDS OFFER BOTH INSTITUTIONAL CLASS SHARES AND INVESTOR CLASS SHARES.

(2) REPRESENTS MAXIMUM EXPENSE CAP FOR INVESTOR CLASS SHARES WHERE FUNDS OFFER BOTH INVESTOR CLASS SHARES AND RETIREMENT CLASS SHARES.

(3) PRIOR TO FEBRUARY 1, 2007, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 0.59%. PRIOR TO THE REORGANIZATION OF THE CONSTELLATION TIP CORE GROWTH FUND ON FEBRUARY 25, 2005, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 1.25%.

(4)   PRIOR TO FEBRUARY 1, 2007, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 0.75%.

(5)   PRIOR TO FEBRUARY 1, 2007, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 0.59%.

(6)   PRIOR TO FEBRUARY 1, 2007, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 1.25%.

(7) PRIOR TO FEBRUARY 1, 2007, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 1.20%. PRIOR TO DECEMBER 1, 2005, THE MAXIMUM EXPENSE CAP FOR THE FUND WAS 1.45%.

(8) TURNER INVESTMENT PARTNERS, INC. HAS CONTRACTUALLY AGREED TO WAIVE FUND EXPENSES TO KEEP THE NET TOTAL OPERATING EXPENSES FOR THE CORE GROWTH FUND, EMERGING GROWTH FUND, INTERNATIONAL CORE GROWTH FUND, LARGE CAP GROWTH FUND, LARGE CAP VALUE FUND, MIDCAP EQUITY FUND, MIDCAP GROWTH FUND, AND THE SMALL CAP GROWTH FUND FROM EXCEEDING 0.69%, 1.40%, 1.10%, 0.69%, 0.69%, 0.90%, 1.18%, AND 1.25%, RESPECTIVELY, THROUGH JANUARY 31, 2008.
      TURNER INVESTMENT MANAGEMENT LLC HAS CONTRACTUALLY AGREED TO WAIVE FUND EXPENSES TO KEEP THE NET TOTAL OPERATING EXPENSES FOR THE SMALL CAP EQUITY FUND FROM EXCEEDING 1.45% THROUGH JANUARY 31, 2008.

For the remaining Funds, the advisory fee is comprised of a base fee and a performance adjustment that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund's performance benchmark. The Fund's base fee (1.10% for all Funds) is accrued daily and paid monthly, based on the Fund's average net assets during the current month.

The performance adjustment is calculated and paid monthly by comparing the Fund's performance to that of the Fund's performance benchmark over the current month plus the previous 11 months (the "performance period"). The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the Fund's base fee.

In cases where the advisory fee is comprised of a base fee and a performance adjustment, Turner has voluntarily agreed to waive all or a portion of their fees and to reimburse expenses in order to keep such Fund's "other expenses" (excluding distribution fees) from exceeding a specified percentage of the average daily net assets of the Fund on an annualized basis. Accordingly, the base advisory fee, annual adjustment rate, over/under performance relative to the benchmark threshold, and other expense cap are as follows:

                                   BASE       ANNUAL                     OTHER
                                 ADVISORY   ADJUSTMENT     BENCHMARK    EXPENSES
                                   FEE         RATE      THRESHOLD(1)     CAP
                                 --------   ----------   ------------   --------
Concentrated Growth Fund           1.10%     +/-0.40%       +/-2.50%      0.25%
New Enterprise Fund                1.10      +/-0.40        +/-2.50       0.25

(1) SEE THE FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR MORE INFORMATION REGARDING THE FUNDS' PERFORMANCE BENCHMARK.

During the six months ended March 31, 2007, the Funds' advisory fees, before waivers, were adjusted in accordance with the policy described above:

                                                                         NET
                                              BASE                    ADVISORY
                                            ADVISORY   PERFORMANCE   FEE BEFORE
                                              FEE      ADJUSTMENT     WAIVERS
                                           ---------   -----------   ----------
Concentrated Growth Fund                   $ 208,509    $ (74,619)   $  133,890
New Enterprise Fund                          131,042      (14,480)      116,562

6. REDEMPTION FEES:

Sales or exchanges out of the Core Growth Fund, Large Cap Value Fund, New Enterprise Fund and the Small Cap Equity Fund, within 90 days of purchase are not currently subject to a redemption fee of 2.00%, but may be in the future. The Funds will provide notice to shareholders before they implement the redemption fee.

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the six months ended March 31, 2007 were as follows
(000):

                                                          PURCHASES     SALES
                                                            (000)       (000)
                                                          ---------   ----------
Concentrated Growth Fund                                  $  29,981   $   35,429
Core Growth Fund                                            122,429       65,044
Emerging Growth Fund                                        276,943      320,421
International Core Growth Fund                                1,262          273
Large Cap Growth Fund                                        13,602       11,312
Large Cap Value Fund                                          1,005          848
Midcap Equity Fund                                              259           28
Midcap Growth Fund                                          986,122    1,092,207
New Enterprise Fund                                          22,471       28,073
Small Cap Equity Fund                                        60,278       71,492
Small Cap Growth Fund                                       189,572      179,968

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

8. FEDERAL TAX POLICIES AND INFORMATION:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The amounts of dividends and distributions from net investment income and net realized capital gains, if any, are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, REIT adjustments and net operating losses. The character of dividends and distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

The tax character of dividends and distributions declared during the years ended September 30, 2006 and September 30, 2005 were as follows (000):

                                              ORDINARY    LONG-TERM
                                               INCOME    CAPITAL GAIN    TOTAL
                                              --------   ------------   --------
Core Growth Fund
   2006                                       $    163     $     --     $    163
   2005                                             --           --           --
Emerging Growth Fund
   2006                                       $  8,774     $ 20,741     $ 29,515
   2005                                          7,955       40,633       48,588
Large Cap Growth Fund
   2006                                       $    109     $     --     $    109
   2005                                             53           --           53
Large Cap Value Fund
   2006*                                      $      2     $     --     $      2

*     Period from inception October 10, 2005 through September 30, 2006.

As of September 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

                                                                                                         TOTAL
                                                                                                     DISTRIBUTABLE
                           UNDISTRIBUTED   UNDISTRIBUTED      CAPITAL      POST-      UNREALIZED       EARNINGS
                             ORDINARY        LONG-TERM         LOSS       OCTOBER    APPRECIATION    (ACCUMULATED
                              INCOME       CAPITAL GAIN    CARRYFORWARD    LOSSES   (DEPRECIATION)      LOSSES)
                           -------------   -------------   ------------   -------   --------------   -------------
Concentrated Growth Fund       $  --         $     --       $ (156,432)   $    --      $  5,274       $ (151,158)
Core Growth Fund                 380               --           (1,778)      (630)        8,130            6,102
Emerging Growth Fund              --           49,569               --         --       114,065          163,634
Large Cap Growth Fund             54               --          (16,253)        --         2,327          (13,872)
Large Cap Value Fund              17               --               --         --            55               72
Midcap Growth Fund                --               --         (417,047)        --       163,474         (253,573)
New Enterprise Fund               --               --          (12,084)    (1,421)        4,073           (9,432)
Small Cap Equity Fund             --            5,139               --         --         6,799           11,938
Small Cap Growth Fund             --               --          (92,222)        --        24,376          (67,846)

Post-October losses represent losses realized on investment transactions from November 1, 2005 through September 30, 2006 that, in accordance with Federal income tax regulations, a Fund may elect to defer and treat as having arisen in the following year. For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

56 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                                                     (Unaudited)
--------------------------------------------------------------------------------

At September 30, 2006, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates
(000):

                                              EXPIRING SEPTEMBER 30,
                           ------------------------------------------------------------
                             2009       2010        2011       2013    2014     TOTAL
                           --------   ---------   ---------   -----   -----   ---------
Concentrated Growth Fund   $ 11,053   $ 132,529   $  12,850   $  --   $  --   $ 156,432
Core Growth Fund                 --          --       1,578      --     200       1,778
Large Cap Growth Fund            --       1,115      15,138      --      --      16,253
Midcap Growth Fund               --     287,548     129,499      --      --     417,047
New Enterprise Fund             674      10,777         385     248      --      12,084
Small Cap Growth Fund            --      66,228      25,994      --      --      92,222

During the year ended September 30, 2006, the Concentrated Growth Fund, Large Cap Growth Fund, Midcap Growth Fund, New Enterprise Fund, Small Cap Equity Fund, and the Small Cap Growth Fund utilized capital loss carryforwards of $19,327, $7,503,703, $77,515,658, $140,979, $210,551 and $39,832,013, respectively, to offset capital gains.

At March 31, 2007, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for the securities held by the Funds were as follows (000):

                                                                                NET
                                  FEDERAL      UNREALIZED     UNREALIZED     UNREALIZED
FUND                              TAX COST    APPRECIATION   DEPRECIATION   APPRECIATION
----                             ----------   ------------   ------------   ------------
Concentrated Growth Fund         $   34,986    $   5,793      $    (471)      $   5,322
Core Growth Fund                    151,231       17,497         (2,478)         15,019
Emerging Growth Fund                711,600      143,261         (5,789)        137,472
International Core Growth Fund        1,009           31            (15)             16
Large Cap Growth Fund                19,890        3,416           (336)          3,080
Large Cap Value Fund                    718           72             (3)             69
Midcap Equity Fund                      237            8             (6)              2
Midcap Growth Fund                1,044,584      231,683        (15,731)        215,952
New Enterprise Fund                  24,447        4,534           (334)          4,200
Small Cap Equity Fund                70,655        9,692           (807)          8,885
Small Cap Growth Fund               435,879       51,116         (6,693)         44,423

9. CONCENTRATIONS/RISKS:

Certain Funds invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility on the Fund's net asset value and magnified effect on the total return.

The Funds enter into contracts that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

10. LOANS OF PORTFOLIO SECURITIES:

The Funds may lend securities in their portfolio pursuant to a securities lending agreement ("Lending Agreement") with Goldman Sachs & Co. Unless otherwise agreed, security loans, made pursuant to the Lending Agreement are required at all times to be secured by collateral equal to at least 102% of the market value of the securities loaned. Cash collateral received is invested pursuant to the terms of the Lending Agreement in the Boston Global Investment Trust -- Enhanced Portfolio, a pooled investment fund. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Funds receive an annual fee for their participation in the Lending Agreement based on projected lending activity.

In the event of bankruptcy of the borrower, realization/retention of the collateral may be subject to legal proceedings.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS                                        (Unaudited)
--------------------------------------------------------------------------------

11. NEW ACCOUNTING PRONOUNCEMENTS:

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. FIN 48 is effective as of the beginning of the first fiscal year beginning after December 15, 2006. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date. As of March 31, 2007, the Fund has not evaluated the impact that will result from adopting FIN 48.

In September 2006, the FASB issued Statement on Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

58 | TURNER FUNDS 2007 SEMIANNUAL REPORT

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT (Unaudited)
--------------------------------------------------------------------------------

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT

On February 9, 2007, the Board held a meeting to decide whether to renew the Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requested and reviewed a wide variety of information from Turner Investment Partners, Inc. and Turner Investment Management LLC (each an "Adviser" and together the "Advisers").

The materials described, among other things: (1) the nature, extent and quality of the services provided by the Adviser; (2) the performance of the Funds over the past one, three and five years versus each Fund's respective peer group; (3) the contractual and actual compensation to be paid under the agreements as compared to the compensation paid to relevant Morningstar peer groups; (4) the expense ratios of the Funds, with expense waivers, as compared to expense ratios for relevant Morningstar peer groups; (5) the qualifications of the Adviser's personnel, portfolio management capabilities and investment methodologies; (6) the Adviser's operations, compliance program and policies; (7) the financial condition of the Adviser; (8) the cost of services to be provided by the Adviser and the Adviser's profitability from each Fund for the year ended September 30, 2006; (9) "fall-out" benefits to the Adviser and its affiliates from the relationship with the Funds; and (10) the extent to which economies of scale are relevant given the Funds' current asset size and current asset growth potential. At the meeting, representatives of the Advisers presented additional oral and written information to the Trustees to help them evaluate the Advisers' fees and other aspects of their Advisory Agreements. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees discussed the written materials that they received before the meeting and the Advisers' oral presentation and any other information that the Trustees received at the meeting. The Board deliberated on the approval of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all important or controlling.

The independent Trustees, in executive session, reached the following conclusions, among others, regarding the Adviser and the Advisory Agreements: the performance of the Funds was generally competitive (in some cases performance was higher than the median and in others it was lower); the advisory fees were generally competitive (in some cases they were above the median and in other cases they were below the median); and the gross and net total expense ratios of the Funds were generally competitive (while in some cases the gross total expense ratio was higher than the median, the net total expense ratios of all of the Funds other than the Concentrated Growth Fund were below their respective medians). The independent Trustees also discussed that the Concentrated Growth Fund's net expense ratio was high due to the performance-based component of its advisory fee. The independent Trustees also concluded that: they were satisfied with the quality of services provided by the Adviser in advising the Funds; the profits earned by the Adviser seemed reasonable in light of the nature, extent and quality of the services provided to each Fund; and that each Fund was not large enough to attain significant economies of scale.

Based on the Board's deliberations and its evaluation of the information described above, the Trustees, including all of the non-interested Trustees, unanimously: (a) concluded that the terms of the Advisers' Advisory Agreements were fair and reasonable; (b) concluded that the Advisers' fees are reasonable in light of the services that they provide to the Funds; and (c) agreed to renew the Advisory Agreements for another year.

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 59

DISCLOSURE OF FUND EXPENSES                                          (Unaudited)
--------------------------------------------------------------------------------

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, distribution (12b-1) and/or shareholder services and other expenses. It is important for you to understand the impact of these costs on your investment returns. Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It provides information about hypothetical account values and expenses based on the Fund's actual expense ratio (column 3) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. This section is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period.

                                                                     BEGINNING    ENDING                  EXPENSES
                                                                      ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                                                       VALUE       VALUE      EXPENSE      DURING
                                                                      10/1/06     3/31/07      RATIOS      PERIOD*
--------------------------------------------------------------------------------------------------------------------
Turner Concentrated Growth Fund -  Investor Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                $1,000.00   $1,064.50      0.96%        $4.94
   Hypothetical 5% Return                                             1,000.00    1,020.14      0.96          4.84
--------------------------------------------------------------------------------------------------------------------
Turner Core Growth Fund - Institutional Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,073.70      0.67          3.46
   Hypothetical 5% Return                                             1,000.00    1,021.59      0.67          3.38
--------------------------------------------------------------------------------------------------------------------
Turner Core Growth Fund - Investor Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,072.00      0.94          4.86
   Hypothetical 5% Return                                             1,000.00    1,020.24      0.94          4.73
--------------------------------------------------------------------------------------------------------------------
Turner Emerging Growth Fund - Investor Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,120.80      1.40          7.40
   Hypothetical 5% Return                                             1,000.00    1,017.95      1.40          7.04
--------------------------------------------------------------------------------------------------------------------
Turner International Core Growth Fund - Institutional Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,018.00      1.14          1.86**
   Hypothetical 5% Return                                             1,000.00    1,019.25      1.14          1.86**
--------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Fund - Institutional Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,055.00      0.71          3.64
   Hypothetical 5% Return                                             1,000.00    1,021.39      0.71          3.58
--------------------------------------------------------------------------------------------------------------------
Turner Large Cap Growth Fund - Investor Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00      991.60      0.30          0.48**
   Hypothetical 5% Return                                             1,000.00    1,023.44      0.30          0.49**
--------------------------------------------------------------------------------------------------------------------
Turner Large Cap Value Fund - Institutional Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,087.00      0.63          3.28
   Hypothetical 5% Return                                             1,000.00    1,021.79      0.63          3.18
--------------------------------------------------------------------------------------------------------------------

                                                                     BEGINNING    ENDING                  EXPENSES
                                                                      ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                                                                       VALUE       VALUE       EXPENSE     DURING
                                                                      10/1/06     3/31/07      RATIOS     PERIOD*
--------------------------------------------------------------------------------------------------------------------
Turner Midcap Equity Fund - Institutional Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                $1,000.00   $1,015.00      0.62%        $1.01**
   Hypothetical 5% Return                                             1,000.00    1,021.84      0.62          1.01**
--------------------------------------------------------------------------------------------------------------------
Turner Midcap Equity Fund - Investor Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,013.00      1.17          1.90**
   Hypothetical 5% Return                                             1,000.00    1,019.10      1.17          1.91**
--------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund - Investor Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,091.60      1.18          6.15
   Hypothetical 5% Return                                             1,000.00    1,019.05      1.18          5.94
--------------------------------------------------------------------------------------------------------------------
Turner Midcap Growth Fund - Retirement Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,089.40      1.58          8.23
   Hypothetical 5% Return                                             1,000.00    1,017.05      1.58          7.95
--------------------------------------------------------------------------------------------------------------------
Turner New Enterprise Fund - Investor Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,091.10      1.23          6.41
   Hypothetical 5% Return                                             1,000.00    1,018.80      1.23          6.19
--------------------------------------------------------------------------------------------------------------------
Turner Small Cap Equity Fund - Investor Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,089.40      1.28          6.67
   Hypothetical 5% Return                                             1,000.00    1,018.55      1.28          6.44
--------------------------------------------------------------------------------------------------------------------
Turner Small Cap Growth Fund - Investor Class Shares
--------------------------------------------------------------------------------------------------------------------
   Actual Fund Return                                                 1,000.00    1,139.90      1.25          6.67
   Hypothetical 5% Return                                             1,000.00    1,018.70      1.25          6.29
--------------------------------------------------------------------------------------------------------------------

 * Unless otherwise indicated, expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period from 10/1/06 - 3/31/07).

** Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 59/365 (to reflect the period from inception to date, 2/1/07 - 3/31/07).

60 | TURNER FUNDS 2007 SEMIANNUAL REPORT

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                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 61

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62 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                     THIS PAGE WAS INTENTIONALLY LEFT BLANK

                                        TURNER FUNDS 2007 SEMIANNUAL REPORT | 63

--------------------------------------------------------------------------------

TURNER FUNDS

TURNER FUNDS' TRUSTEES

ALFRED C. SALVATO
Treasurer
Thomas Jefferson University Health Care Pension Fund

JANET F. SANSONE
Consultant

ROBERT E. TURNER
Chairman and Chief Investment Officer
Turner Investment Partners, Inc.

DR. JOHN T. WHOLIHAN
Professor and Dean, College of Business
Loyola Marymount University

INVESTMENT ADVISERS

TURNER INVESTMENT PARTNERS, INC.
TURNER INVESTMENT MANAGEMENT LLC
Berwyn, Pennsylvania

DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION COMPANY
Oaks, Pennsylvania

ADMINISTRATOR

TURNER INVESTMENT PARTNERS, INC.
Berwyn, Pennsylvania

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
Philadelphia, Pennsylvania

THIS REPORT WAS PREPARED FOR SHAREHOLDERS OF THE TURNER FUNDS. IT MAY BE DISTRIBUTED TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A TURNER FUNDS' PROSPECTUS, WHICH CONTAINS DETAILED INFORMATION. ALL TURNER FUNDS ARE OFFERED BY PROSPECTUS ONLY.

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the "Commission") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Board of Trustees of the Turner Funds has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to Turner Investment Management LLC ("TIM") (with respect to the Small Cap Equity Fund and Midcap Equity Fund only) and to Turner Investment Partners, Inc. (with respect to each other Fund). TIM and Turner Investment Partners, Inc., will vote such proxies in accordance with their respective proxy policies and procedures, which are included in Appendix B to the SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) via the Funds' website, www.turnerinvestments.com and (ii) on the Commission's website at http://www.sec.gov.

64 | TURNER FUNDS 2007 SEMIANNUAL REPORT

                                      [TURNER FUNDS LOGO]
                                      ------------------------------------------

                                      TURNER FUNDS
                                      P.O. Box 219805
                                      Kansas City, MO 64121-9805
                                      Telephone: 1-800-224-6312
                                      Email: mutualfunds@turnerinvestments.com
                                      Web Site: www.turnerinvestments.com

TUR-SA-002-0501

ITEM 2.   CODE OF ETHICS.

Not applicable for semi-annual report.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual report.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual report.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since the registrant's last proxy solicitation.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer, concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days of the filing date of this report (the "Evaluation Date"), based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEMS 12. EXHIBITS.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

--------------------------------------------------------------------------------


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Turner Funds


By (Signature and Title)*               /s/ Thomas R. Trala, Jr.
                                        ---------------------------------------
                                        Thomas R. Trala, Jr., President

Date: June 6, 2007





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*               /s/ Thomas R. Trala, Jr.
                                        ---------------------------------------
                                        Thomas R. Trala, Jr., President

Date: June 6, 2007


By (Signature and Title)*               /s/ Michael Lawson
                                        ---------------------------------------
                                        Michael Lawson, Controller and
                                        Chief Financial Officer

Date: June 6, 2007

* Print the name and title of each signing officer under his or her signature.